UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:  811-02383

ALLIANCEBERNSTEIN BOND FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105
(Address of principal executive offices) (Zip code)

Mark R. Manley
AllianceBernstein L.P.
1345 Avenue of the Americas
New York, New York 10105
(Name and address of agent for service)

Registrant's telephone number, including area code:  (800) 221-5672

Date of fiscal year end:  October 31, 2006

Date of reporting period: October 31, 2006

ITEM 1.  REPORTS TO STOCKHOLDERS.


-------------------------------------------------------------------------------
ANNUAL REPORT
-------------------------------------------------------------------------------

AllianceBernstein Bond Fund
Intermediate Bond Portfolio


Annual Report
October 31, 2006


     [LOGO]
ALLIANCEBERNSTEIN
   INVESTMENTS


Investment Products Offered

o Are Not FDIC Insured
o May Lose Value
o Are Not Bank Guaranteed


The investment return and principal value of an investment in the Fund will fluctuate as the prices of the individual securities in which it invests fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund's prospectus, which contains this and other information, visit our web site at www.alliancebernstein.com or call your financial advisor or AllianceBernstein(R) at (800) 227-4618. Please read the prospectus carefully before you invest.

You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

This shareholder report must be preceded or accompanied by the Fund's prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund's proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein's web site at www.alliancebernstein.com, or go to the Securities and Exchange Commission's (the "Commission") web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the Commission's web site at www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the Commission's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

AllianceBernstein Investments, Inc. is an affiliate of AllianceBernstein L.P., the manager of the AllianceBernstein funds, and is a member of the NASD.

AllianceBernstein(R) and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.




December 22, 2006

Annual Report

This report provides management's discussion of fund performance for AllianceBernstein Bond Fund Intermediate Bond Portfolio (the "Portfolio") for the annual reporting period ended October 31, 2006. Prior to February 1, 2006, the Portfolio was named AllianceBernstein Bond Fund Quality Bond Portfolio.

Investment Objective and Policies

This open-end fund's investment objective is to generate income and price appreciation without assuming what AllianceBernstein considers undue risk. The Portfolio invests, under normal circumstances, at least 80% of its net assets in investment-grade fixed-income securities. The Portfolio expects to invest in readily marketable fixed-income securities with a range of maturities from short to long term, and relatively attractive yields that do not involve undue risk of loss of capital. The Adviser expects that the average duration of the Portfolio's investments will be in the range of three to six years. The Portfolio may invest up to 20% of its net assets in below-investment-grade bonds. The Portfolio may invest without limit in U.S. dollar-denominated foreign fixed-income securities and may invest up to 25% of its assets in non-U.S. dollar-denominated fixed-income securities whose currency risk will be fully hedged at the time of investment. These investments may include, in each case, developed and emerging market debt securities.

Investment Results

The table on page 5 shows the Portfolio's performance compared to its benchmark, the Lehman Brothers (LB) U.S. Aggregate Index, which is a standard measure of the performance of a basket of unmanaged debt securities, for the six- and 12-month periods ended October 31, 2006.

The Portfolio underperformed its benchmark for the six- and 12-month periods ended October 31, 2006. The Portfolio's defensive shorter duration positioning during the latter part of the 12-month period, as U.S. interest rates fell sharply in the third quarter and bond market returns rallied, detracted from performance for both the six- and 12-month periods. The Portfolio's underweight to long corporates and the Portfolio's corporate security selection also detracted from Portfolio performance for the six- and 12-month periods. Exposure to hedged non-U.S. government holdings was a positive contributor for the annual period, as was the modest exposure to high yield and emerging market debt. Additionally, the Portfolio's overweight to mortgages and commercial mortgage-backed securities (CMBS) contributed positively to performance for both periods under review.

The Portfolio's defensive shorter-duration positioning detracted from performance during the latter half of the six-month period ended October 31, 2006, as both U.S. interest rates fell sharply and bond market returns rallied in the third quarter of 2006. During the six-month period ended October 31, 2006, both the Portfolio's underweight to long corporate bonds and corporate security selection also detracted from performance.


ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO o 1


Market Review and Investment Strategy

U.S. fixed-income returns were generally weak in the first three quarters of the annual period ended October 31, 2006, buffeted by higher interest rates and continued U.S. Federal Reserve (the "Fed") rate increases. The final three months of the period, however, saw a broad-based rally in both the fixed-income and equity markets as the economy slowed, oil prices declined and the Fed ended its interest rate hike cycle. The Fed raised official rates 150 basis points in quarter-point increments to 5.25% in the annual period ended October 31, 2006. Yields across the maturity spectrum rose as the Fed raised rates, with the 10-year yield gaining five basis points, ending the period at 4.63%. The Treasury yield curve remained flat with the yield spread between the two-year yield and the 30-year yield at only one basis point.

By index sector, mortgages and CMBS securities led, with each posting returns of 5.68% and 5.53% respectively, according to Lehman Brothers. Mortgages benefited from relatively low volatility and muted prepayment risk while CMBS securities were helped by improving delinquency trends and strong demand. Investment-grade corporate bonds posted a return of 5.40%, as healthy corporate fundamentals outweighed increasing event risk.

Non-U.S. government bonds matched U.S. Treasuries, with Global Treasuries (ex-U.S. hedged into the U.S. dollar) posting an average return of 4.41%, and U.S. Treasuries returning 4.43% for the annual period ended October 31, 2006. Most central banks outside of the U.S. held off raising interest rates through much of the period. Non-U.S. holdings in the Portfolio included Japan, returning 5.20%, Sweden, returning 3.66%, Mexico, returning 10.54% and Poland, returning 6.26%, most of which substantially outperformed U.S. Treasuries on a hedged basis, according to Lehman Brothers.

During the annual reporting period ended October 31, 2006, the Portfolio held a shorter-than-benchmark duration and an underweight position in U.S. government bonds. The Portfolio was also overweighted in both mortgages and CMBS, which had been projected as sources of high-quality incremental yield. Additionally, the Portfolio reduced corporate exposure to a below-benchmark position due to historically tight spreads, a flat yield curve and increased event risk. The Portfolio also maintained an underweight in longer-maturity corporate bonds, which are inherently more vulnerable to event risk. As U.S. interest rates trended higher, the Portfolio employed hedged non-U.S. government bonds, which offered an attractive yield over domestic bonds. As such, the Portfolio held positions in several countries including Japan, Mexico, Poland, Sweden and Norway.


2 o ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO


HISTORICAL PERFORMANCE


An Important Note About the Value of Historical Performance

The performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

The investment return and principal value of an investment in the Portfolio will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Portfolio carefully before investing. For a free copy of the Portfolio's prospectus, which contains this and other information, visit our website at www.alliancebernstein.com or call your financial advisor or AllianceBernstein Investments at 800.227.4618. You should read the prospectus carefully before you invest.

All fees and expenses related to the operation of the Portfolio have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Portfolio's quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (3% year 1, 2% year 2, 1% year 3, 0% year 4); a 1% 1 year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes. During the reporting period, the Adviser waived a portion of its advisory fee or reimbursed the Portfolio for a portion of its expenses to the extent necessary to limit AllianceBernstein Bond Fund Intermediate Bond Portfolio expenses on an annual basis to 0.98%, N/A, 1.68%, 0.68%, 1.18%, 0.93% and 0.68% of the average daily net assets of Class A, Class, B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. These waivers extend through the Portfolio's current fiscal year and may be extended by the Adviser for additional one-year terms. Without the waivers, the Portfolio's expenses would have been higher and its performance would have been lower than that shown.

Benchmark Disclosure

The unmanaged Lehman Brothers (LB) U.S. Aggregate Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Index covers the U.S. investment-grade fixed-rate bond market, including government and credit securities, agency mortgage pass-through securities, asset-backed securities and commercial mortgage-backed securities. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Portfolio.


(Historical Performance continued on next page)


ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO o 3


HISTORICAL PERFORMANCE
(continued from previous page)


A Word About Risk

The Portfolio may invest in convertible debt securities, preferred stock and dividend-paying stocks, U.S. government obligations, and foreign fixed-income securities. The Portfolio may invest in mortgage-related and other asset-backed securities which are subject to prepayment risk; the risk that early payments on principal on some mortgage-related securities may occur during periods of falling mortgage rates and expose the Portfolio to a lower rate of return upon reinvestment of principal. The Portfolio may invest a portion of its assets in foreign securities, which may magnify fluctuations. Price fluctuations may also be caused by changes in interest rates or bond credit quality ratings. These changes have a greater effect on bonds with longer maturities than on those with shorter maturities. Please note, as interest rates rise, existing bond prices fall and can cause the value of your investment in the Fund to decline. Investments in the Portfolio are not guaranteed because of fluctuation in the net asset value of the underlying fixed-income related investments. Similar to direct bond ownership, bond funds have the same interest rate, inflation and credit risks that are associated with the underlying bonds owned by the Portfolio. Portfolio purchasers should understand that, in contrast to owning individual bonds, there are ongoing fees and expenses associated with owning shares of bond funds. The Portfolio may invest in high yield bonds (i.e., junk bonds) which involves a greater risk of default and price volatility than other bonds. Investing in non-investment grade presents special risks, including credit risk. The Portfolio is also subject to leverage risk. When a fund borrows money or otherwise leverages its portfolio, it may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of a fund's investments. A fund may create leverage through the use of reverse repurchase agreements, forward contracts or dollar rolls or by borrowing money. While the Portfolio invests principally in bonds and other fixed-income securities, the Portfolio may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These instruments involve risks different from, and in certain cases, greater than, the risks presented by more traditional investments. These risks are fully discussed in the Portfolio's prospectus.


(Historical Performance continued on next page)


4 o ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO


HISTORICAL PERFORMANCE
(continued from previous page)


THE PORTFOLIO VS. ITS BENCHMARK
PERIODS ENDED OCTOBER 31, 2006
                                                         Returns
                                                --------------------------
                                                  6 Months     12 Months
--------------------------------------------------------------------------
AllianceBernstein Bond Fund Intermediate
Bond Portfolio
   Class A                                          4.03%         4.51%
   Class B                                          4.12%         4.20%
   Class C                                          3.78%         3.80%
   Advisor Class*                                   4.18%         4.83%
   Class R*                                         4.03%         4.31%
   Class K*                                         4.14%         4.54%
   Class I*                                         4.18%         4.71%

Lehman Brothers U.S. Aggregate Index                4.60%         5.19%

* Please note that these share classes are for investors purchasing shares through institutional pension plans and investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds.


GROWTH OF A $10,000 INVESTMENT IN THE PORTFOLIO
7/1/99* TO 10/31/06

AllianceBernstein Bond Fund Intermediate Bond Portfolio Class A: $14,008 LB U.S. Aggregate Index: $15,515

[THE FOLLOWING DATA WAS REPRESENTED BY A MOUNTAIN CHART IN THE PRINTED MATERIAL]

                      AllianceBernstein
                          Bond Fund
                        Intermediate              LB U.S.
                       Bond Portfolio            Aggregate
                           Class A                 Index
------------------------------------------------------------
       7/1/99              $ 9,575                $10,000
     10/31/99              $ 9,682                $10,122
     10/31/00              $10,325                $10,861
     10/31/01              $11,723                $12,442
     10/31/02              $12,136                $13,175
     10/31/03              $12,687                $13,821
     10/31/04              $13,278                $14,585
     10/31/05              $13,397                $14,750
     10/31/06              $14,008                $15,515


* Since inception of the Portfolio's Class A shares on 7/1/99.

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Bond Fund Intermediate Bond Portfolio Class A shares (from 7/1/99 to 10/31/06) as compared to the performance of its benchmark, the Lehman Brothers U.S. Aggregate Index. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains distributions.

See Historical Performance and Benchmark disclosures on pages 3-4.

(Historical Performance continued on next page)


ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO o 5


HISTORICAL PERFORMANCE
(continued from previous page)


AVERAGE ANNUAL RETURNS AS OF OCTOBER 31, 2006

                                                 NAV Returns       SEC Returns
-------------------------------------------------------------------------------
Class A Shares
1 Year                                              4.51%             0.07%
5 Years                                             3.62%             2.73%
Since Inception*                                    5.32%             4.70%
SEC Yields**                                        3.78%

Class B Shares
1 Year                                              4.20%             1.20%
5 Years                                             3.00%             3.00%
Since Inception*                                    4.72%             4.72%
SEC Yields**                                        4.64%

Class C Shares
1 Year                                              3.80%             2.80%
5 Years                                             2.93%             2.93%
Since Inception*                                    4.57%             4.57%
SEC Yields**                                        3.23%

Advisor Class Shares+
1 Year                                              4.83%             4.83%
5 Years                                             3.95%             3.95%
Since Inception*                                    5.55%             5.55%
SEC Yields**                                        4.25%

Class R Shares+
1 Year                                              4.31%             4.31%
Since Inception*                                    3.24%             3.24%
SEC Yields**                                        3.74%

Class K Shares+
1 Year                                              4.54%             4.54%
Since Inception*                                    3.20%             3.20%
SEC Yields**                                        3.99%

Class I Shares+
1 Year                                              4.71%             4.71%
Since Inception*                                    3.40%             3.40%
SEC Yields**                                        4.24%


* Inception dates: 7/1/99 for Class A, Class B and Class C shares; 10/10/00 for Advisor Class shares; 11/3/03 for Class R shares; 3/1/05 for Class K and Class I shares.

**   SEC yields are calculated based on SEC guidelines for the 30-day period ended October 31, 2006.

+    These share classes are offered at net asset value (NAV) to eligible investors and their SEC returns are the same as the NAV returns. Please note that these share classes are for investors purchasing shares through institutional pension plans and investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception dates for these share classes are listed above.

See Historical Performance disclosures on page 3-4.

(Historical Performance continued on next page)


6 o ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO


HISTORICAL PERFORMANCE
(continued from previous page)


SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES)
AS OF THE MOST RECENT CALENDAR QUARTER-END (SEPTEMBER 30, 2006)

                                                                   SEC Returns
-------------------------------------------------------------------------------
Class A Shares
1 Year                                                               -1.44%
5 Years                                                               2.97%
Since Inception*                                                      4.67%

Class B Shares
1 Year                                                               -0.41%
5 Years                                                               3.21%
Since Inception*                                                      4.68%

Class C Shares
1 Year                                                                1.29%
5 Years                                                               3.18%
Since Inception*                                                      4.55%

Advisor Class Shares+
1 Year                                                                3.29%
5 Years                                                               4.21%
Since Inception*                                                      5.51%

Class R Shares+
1 Year                                                                2.77%
Since Inception*                                                      3.12%

Class K Shares+
1 Year                                                                3.01%
Since Inception*                                                      2.96%

Class I Shares+
1 Year                                                                3.18%
Since Inception*                                                      3.16%


* Inception dates: 7/1/99 for Class A, Class B and Class C shares; 10/10/00 for Advisor Class shares; 11/3/03 for Class R shares; 3/1/05 for Class K and Class I shares.

+    Please note that these share classes are for investors purchasing shares through institutional pension plans and investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception dates for these share classes are listed above.

See Historical Performance disclosures on page 3-4.


ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO o 7


FUND EXPENSES

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                      Beginning                         Ending
                    Account Value                   Account Value                    Expenses Paid
                     May 1, 2006                   October 31, 2006                  During Period*
               -----------------------        ---------------------------        ----------------------
               Actual     Hypothetical         Actual      Hypothetical**        Actual    Hypothetical
               ------     ------------        ---------    --------------        ------    ------------
Class A        $1,000        $1,000           $1,040.26      $1,020.27           $ 5.04       $ 4.99
Class B        $1,000        $1,000           $1,041.22      $1,020.01           $ 5.30       $ 5.24
Class C        $1,000        $1,000           $1,037.79      $1,016.74           $ 8.63       $ 8.54
Advisor
Class          $1,000        $1,000           $1,041.82      $1,021.78           $ 3.50       $ 3.47
Class R        $1,000        $1,000           $1,040.28      $1,019.26           $ 6.07       $ 6.01
Class K        $1,000        $1,000           $1,041.38      $1,020.52           $ 4.79       $ 4.74
Class I        $1,000        $1,000           $1,041.81      $1,021.78           $ 3.50       $ 3.47

* Expenses are equal to the classes' annualized expense ratios of 0.98%, 1.03%, 1.68%, 0.68%, 1.18%, 0.93% and 0.68%, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

**   Assumes 5% return before expenses.


8 o ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO


PORTFOLIO SUMMARY
October 31, 2006


PORTFOLIO STATISTICS

Net Assets ($mil): $120.3


SECURITY TYPE BREAKDOWN*

[ ]   38.3%   U.S. Government & Government             [PIE CHART OMITTED]
              Sponsored Agency Obligations
[ ]   14.4%   Non U.S. Dollar Sovereign Debt
[ ]   13.6%   Corporate Debt Obligations
[ ]    8.9%   Commercial Mortgage Backed Securities
[ ]    4.1%   U.S. Dollar Sovereign Debt
[ ]    3.4%   Asset Backed Securities
[ ]    3.4%   Collateralized Mortgage Obligations

[ ]   13.9%   Short-Term


* All data are as of October 31, 2006. The Portfolio's security type breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time.


ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO o 9


PORTFOLIO OF INVESTMENTS
October 31, 2006


                                              Principal
                                                 Amount
                                                   (000)    U.S. $ Value
-------------------------------------------------------------------------------
U.S. GOVERNMENT & GOVERNMENT
   SPONSORED AGENCY
   OBLIGATIONS-44.3%
Mortgage Pass Thru's-41.3%
Federal Home Loan Mortgage Corp.
   3.869%, 10/01/34(a)(b)                       $   389     $    385,096
   4.50%, 8/01/35-11/01/35(a)                     2,411        2,263,673
   5.00%, 4/01/21(a)                                953          938,696
Federal National Mortgage Association
   4.116%, 12/01/34(a)(b)                           438          437,700
   4.125%, 11/01/34(a)(b)                           590          590,252
   4.50%, 4/01/20-1/01/21(a)                      3,790        3,665,918
   4.646%, 7/01/35(a)(b)                            536          532,815
   5.00%, 4/01/19-2/01/36(a)                      5,999        5,850,121
   5.49%, 5/01/36(a)(b)                             184          184,469
   5.50%, 4/01/33-2/01/35(a)                      9,047        8,964,456
   5.50%, TBA                                    10,205       10,083,816
   5.808%, 3/01/36(a)(b)                            658          665,113
   5.941%, 6/01/36(a)(b)                            472          475,212
   6.00%, TBA                                     4,885        4,914,007
   6.50%, 1/01/36(a)                                480          490,201
   6.50%, TBA                                     3,670        3,739,958
Government National Mortgage Association
   6.00%, 3/15/36(a)                              2,317        2,349,330
   6.00%, TBA                                     3,115        3,152,612
                                                             ------------
                                                              49,683,445

U.S. Treasury Bonds-2.0%
United States Treasury Bonds
   4.50%, 2/15/36(a)*                             2,480        2,393,587

Federal Agency - Collateralized Mortgage
   Obligations-1.0%
Fannie Mae Grantor Trust
   Series 2004-T5 Class AB4
   5.60%, 5/28/35(a)(b)                             210          209,935
Federal Home Loan Mortgage Corp.
   Series R007 Class AC
   5.875%, 5/15/16(a)                             1,021        1,027,517
                                                             ------------
                                                               1,237,452

Total U.S. Government & Government
   Sponsored Agency Obligations
   (cost $53,175,262)                                         53,314,484

NON U.S. DOLLAR SOVEREIGN DEBT-16.7%
Japan (Government of)
   0.70%, 6/20/10(a)                  JPY       857,050        7,252,107
   0.80%, 9/10/15(a)                            302,806        2,527,979


10 o ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO


                                              Principal
                                                 Amount
                                                   (000)    U.S. $ Value
-------------------------------------------------------------------------------
Norway (Kingdom of)
   6.00%, 5/16/11(a)                  NOK         6,050     $    996,217
Poland (Government of)
   6.00%, 11/24/10(a)                 PLN         1,865          635,745
   6.25%, 10/24/15(a)                             3,890        1,371,733
Sweden (Kingdom of)
   5.00%, 1/28/09(a)                  SEK         8,505        1,215,269
   5.25%, 3/15/11(a)                             19,170        2,827,299
United Mexican States
   8.00%, 12/24/08-12/19/13(a)        MXN        27,920        2,615,360
   9.00%, 12/20/12(a)                             6,445          630,723

Total Non U.S. Dollar Sovereign Debt
   (cost $19,834,216)                                         20,072,432

CORPORATE DEBT OBLIGATIONS-15.8%
Financial Institutions-3.8%
Banking-2.7%
Barclays Bank PLC
   8.55%, 6/15/49(a)(c)                         $   339          382,008
BOI Capital Funding Number 2
   5.571%, 2/01/49(a)(c)                            115          112,264
Mitsubishi UFG Capital Finance 1, Ltd.
   6.346%, 7/29/49(a)(b)                            115          116,138
RBS Capital Trust III
   5.512%, 9/29/49(a)(b)                            358          352,224
Resona Preferred Global Securities
   7.191%, 12/29/49(a)(c)                           176          184,539
Sanwa Bank, Ltd.
   7.40%, 6/15/11(a)                                100          108,042
Sumitomo Mitsui Banking Corp.
   5.625%, 7/29/49(a)(c)                            107          104,697
The Huntington National Bank
   4.375%, 1/15/10(a)                               183          178,078
UBS Preferred Funding Trust I
   8.622%, 10/29/49(a)(b)                           230          255,728
UFJ Finance Aruba AEC
   6.75%, 7/15/13(a)                                172          184,281
Wachovia Capital Trust III
   5.80%, 8/29/49(a)(b)                             235          237,070
Washington Mutual, Inc.
   4.00%, 1/15/09(a)*                               400          390,436
Wells Fargo & Co.
   4.20%, 1/15/10(a)                                457          444,466
Zions Bancorporation
   5.50%, 11/16/15(a)                               170          168,293
                                                             ------------
                                                               3,218,264


ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO o 11


                                              Principal
                                                 Amount
                                                   (000)    U.S. $ Value
-------------------------------------------------------------------------------
Finance Companies-0.6%
American General Finance Corp.
   4.625%, 5/15/09(a)                           $   530     $    521,308
General Electric Capital Corp.
   6.75%, 3/15/32(a)                                 76           87,755
iStar Financial, Inc.
   5.15%, 3/01/12(a)                                146          142,648
                                                             ------------
                                                                 751,711

Insurance-0.5%
Assurant, Inc.
   5.625%, 2/15/14(a)                               172          172,550
Humana, Inc.
   6.30%, 8/01/18(a)                                166          168,041
Liberty Mutual Group
   5.75%, 3/15/14(a)(c)                             167          168,571
WellPoint, Inc.
   3.75%, 12/14/07(a)                                73           71,717
                                                             ------------
                                                                 580,879
                                                             ------------
                                                               4,550,854

Industrial-9.3%
Basic Industry-0.9%
International Paper Co.
   5.30%, 4/01/15(a)                                235          227,404
Ispat Inland ULC
   9.75%, 4/01/14(a)                                118          132,160
Lubrizol Corp.
   4.625%, 10/01/09(a)                              150          147,256
Packaging Corp. of America
   5.75%, 8/01/13(a)                                196          192,523
Rhodia, SA
   10.25%, 6/01/10(a)                                85           96,263
Westvaco Corp.
   8.20%, 1/15/30(a)                                 85           95,313
Weyerhaeuser Co.
   5.95%, 11/01/08(a)                               202          203,920
                                                             ------------
                                                               1,094,839

Capital Goods-0.7%
Hutchison Whampoa International, Ltd.
   7.45%, 11/24/33(a)(c)                            216          248,366
Textron Financial Corp.
   4.125%, 3/03/08(a)                               160          157,442
Tyco International Group, SA
   6.00%, 11/15/13(a)                               195          202,445
Waste Management, Inc.
   6.875%, 5/15/09(a)                               250          259,541
                                                             ------------
                                                                 867,794

Communications-5.4%
AT&T Broadband Corp.
   9.455%, 11/15/22(a)                              174          227,218


12 o ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO


                                              Principal
                                                 Amount
                                                   (000)    U.S. $ Value
-------------------------------------------------------------------------------
AT&T Corp.
   8.00%, 11/15/31(a)                           $    80     $    100,226
AT&T Wireless Services, Inc.
   8.75%, 3/01/31(a)                                181          237,173
British Sky Broadcasting Group PLC
   6.875%, 2/23/09(a)                                86           88,778
British Telecommunications PLC
   8.375%, 12/15/10(a)                              524          588,522
BSKYB Finance United Kingdom PLC
   5.625%, 10/15/15(a)(c)                           270          266,210
CenturyTel, Inc.
   Series G
   6.875%, 1/15/28(a)                               195          188,751
Cingular Wireless LLC
   5.625%, 12/15/06(a)                              316          316,003
Clear Channel Communications, Inc.
   5.50%, 9/15/14(a)                                275          232,996
Comcast Cable Communication, Inc.
   6.875%, 6/15/09(a)                               287          298,370
Comcast Corp.
   5.50%, 3/15/11(a)                                313          315,051
Embarq Corp.
   6.738%, 6/01/13(a)                                25           25,695
New Cingular Wireless Services, Inc.
   7.875%, 3/01/11(a)                               575          630,413
News America, Inc.
   6.55%, 3/15/33(a)                                142          143,414
R.R. Donnelley & Sons Co.
   4.95%, 4/01/14(a)                                 85           76,543
Sprint Capital Corp.
   8.375%, 3/15/12(a)                               626          704,021
Telecom Italia Capital
   4.00%, 11/15/08-1/15/10(a)                       745          713,055
   6.375%, 11/15/33(a)                              110          104,639
Time Warner Entertainment Co.
   8.375%, 3/15/23(a)                               325          383,612
Verizon Global Funding Corp.
   4.90%, 9/15/15(a)                                180          171,788
Verizon New Jersey, Inc.
   5.875%, 1/17/12(a)                               220          223,690
Vodafone Group PLC
   5.50%, 6/15/11(a)                                295          297,033
WPP Finance Corp.
   5.875%, 6/15/14(a)                               149          149,659
                                                             ------------
                                                               6,482,860

Consumer Cyclical-0.8%
Centex Corp.
   5.45%, 8/15/12(a)                                179          176,164
DaimlerChrysler North America Corp.
   4.875%, 6/15/10(a)                               137          133,758


ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO o 13


                                              Principal
                                                 Amount
                                                   (000)    U.S. $ Value
-------------------------------------------------------------------------------
Starwood Hotels & Resorts Worldwide, Inc.
   7.375%, 11/15/15(a)                          $   206     $    208,060
   7.875%, 5/01/12(a)                               235          246,456
Toll Brothers Finance Corp.
   6.875%, 11/15/12(a)                              120          122,804
                                                             ------------
                                                                 887,242

Consumer Non Cyclical-0.9%
Altria Group, Inc.
   7.75%, 1/15/27(a)                                220          269,904
ConAgra Foods, Inc.
   6.75%, 9/15/11(a)                                 56           59,218
   7.875%, 9/15/10(a)                               120          130,555
Safeway, Inc.
   4.125%, 11/01/08(a)                               96           93,625
   6.50%, 3/01/11(a)                                 82           84,889
Tyson Foods, Inc.
   8.25%, 10/01/11(a)                               225          241,329
Wyeth
   5.50%, 2/01/14(a)                                233          234,393
                                                             ------------
                                                               1,113,913

Energy-0.2%
Amerada Hess Corp.
   7.875%, 10/01/29(a)                              222          263,776

Technology-0.4%
Cisco Systems, Inc.
   5.25%, 2/22/11(a)                                120          120,724
International Business Machines Corp.
   4.375%, 6/01/09(a)                                75           73,812
Motorola, Inc.
   7.625%, 11/15/10(a)                               28           30,380
Oracle Corp.
   5.25%, 1/15/16(a)                                280          276,165
                                                             ------------
                                                                 501,081
                                                             ------------
                                                              11,211,505

Utilities-2.7%
Electric-2.3%
Carolina Power & Light Co.
   6.50%, 7/15/12(a)                                345          365,313
Consumers Energy Co.
   4.25%, 4/15/08(a)                                116          114,102
Duke Capital LLC
   Senior Note
   8.00%, 10/01/19(a)                               311          365,289
Exelon Corp.
   6.75%, 5/01/11(a)                                280          293,679
FirstEnergy Corp.
   7.375%, 11/15/31(a)                              279          326,351
MidAmerican Energy Holdings Co.
   5.875%, 10/01/12(a)                              162          165,775


14 o ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO


                                              Principal
                                                 Amount
                                                   (000)    U.S. $ Value
-------------------------------------------------------------------------------
NiSource Finance Corp.
   7.875%, 11/15/10(a)                          $   154     $    166,490
Progress Energy, Inc.
   7.10%, 3/01/11(a)                                233          249,490
Public Service Co. of Colorado
   7.875%, 10/01/12(a)                              176          198,749
SPI Electricity & Gas Australia Holdings
   Pty Ltd.
   6.15%, 11/15/13(a)(c)                            283          294,305
Xcel Energy, Inc.
   7.00%, 12/01/10(a)                               170          180,349
                                                             ------------
                                                               2,719,892

Natural Gas-0.4%
Duke Energy Field Services Corp.
   7.875%, 8/16/10(a)                                94          101,799
Enterprise Products Operating LP
   Series B
   5.60%, 10/15/14(a)                               157          154,933
Kinder Morgan Finance Corp.
   5.35%, 1/05/11(a)                                221          215,842
                                                             ------------
                                                                 472,574
                                                             ------------
                                                               3,192,466

Total Corporate Debt Obligations
    (cost $19,189,486)                                        18,954,825

COMMERCIAL MORTGAGE BACKED
   SECURITIES-10.3%
Banc America Commercial Mortgage, Inc.
   Series 2001-PB1 Class A2
   5.787%, 5/11/35(a)                               309          315,966
   Series 2004-4 Class A3
   4.128%, 7/10/42(a)                               365          355,326
   Series 2004-6 Class A2
   4.161%, 12/10/42(a)                              480          466,817
Bear Stearns Commercial Mortgage
   Securities, Inc.
   Series 2005-T18 Class A4
   4.933%, 2/13/42(a)(b)                            610          595,516
Citigroup Commercial Mortgage Trust
   Series 2004-C1 Class A4
   5.356%, 4/15/40(a)(b)                            560          566,602
Credit Suisse Mortgage Capital Certificates
   Series 2006-C3 Class A3
   5.828%, 6/15/38(a)(b)                            555          578,404
CS First Boston Mortgage Securities Corp.
   Series 2003-CK2 Class A2
   3.861%, 3/15/36(a)                               316          308,688
   Series 2004-C1 Class A4
   4.75%, 1/15/37(a)                                180          174,477
   Series 2005-C1 Class A4
   5.014%, 2/15/38(a)(b)                            534          524,096


ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO o 15


                                              Principal
                                                 Amount
                                                   (000)    U.S. $ Value
-------------------------------------------------------------------------------
GE Capital Commercial Mortgage Corp.
   Series 2005-C3 Class A3FX
   4.863%, 7/10/45(a)                           $   585     $    579,688
Greenwich Capital Commercial Funding Corp.
   Series 2003-C1 Class A4
   4.111%, 7/05/35(a)                               388          364,673
   Series 2005-GG3 Class A2
   4.305%, 8/10/42(a)                               642          626,607
GS Mortgage Securities Corp. II
   Series 2004-GG2 Class A6
   5.396%, 8/10/38(a)(b)                            375          377,468
JPMorgan Chase Commercial Mortgage
Securities
   Series 2005-LDP1 Class A4
   5.038%, 3/15/46(a)(b)                            649          637,402
   Series 2005-LDP3 Class A2
   4.851%, 8/15/42(a)                               515          509,203
   Series 2005-LDP4 Class A2
   4.79%, 10/15/42(a)                               365          360,159
   Series 2006-CB14 Class A4
   5.481%, 12/12/44(a)(b)                           250          253,229
   Series 2006-CB15 Class A4
   5.814%, 6/12/43(a)(b)                            375          388,564
LB-UBS Commercial Mortgage Trust
   Series 2003-C3 Class A4
   4.166%, 5/15/32(a)                               555          522,249
   Series 2004-C4 Class A4
   5.134%, 6/15/29(a)(b)                            195          197,307
   Series 2004-C8 Class A2
   4.201%, 12/15/29(a)                              381          370,948
   Series 2005-C1 Class A4
   4.742%, 2/15/30(a)                               426          411,493
   Series 2005-C7 Class A4
   5.197%, 11/15/30(a)(b)                           435          432,347
Merrill Lynch Mortgage Trust
   Series 2005-CKI1 Class A6
   5.244%, 11/12/37(a)(b)                           360          360,557
   Series 2005-MKB2 Class A2
   4.806%, 9/12/42(a)                               785          776,686
Merrill Lynch/Countrywide Commercial
   Mortgage Trust
   Series 2006-2 Class A4
   5.91%, 6/12/46(a)(b)                             370          388,219
Morgan Stanley Capital I
   Series 2005-HQ5 Class A4
   5.168%, 1/14/42(a)                               944          936,363

Total Commercial Mortgage Backed Securities
    (cost $12,442,111)                                        12,379,054


16 o ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO


                                              Principal
                                                 Amount
                                                   (000)    U.S. $ Value
-------------------------------------------------------------------------------
U.S. DOLLAR SOVEREIGN DEBT-4.7%
Brazil (Republic of)
   8.25%, 1/20/34(a)                            $ 1,225     $  1,430,187
Peru (Republic of)
   7.35%, 7/21/25(a)                                665          726,513
Russian Federation
   5.00%, 3/31/30(a)(b)                           2,264        2,535,680
United Mexican States
   5.625%, 1/15/17(a)                             1,016        1,008,380

Total U.S. Dollar Sovereign Debt
    (cost $5,457,218)                                          5,700,760

ASSET-BACKED SECURITIES-4.0%
Asset Backed Funding Certificates
   Series 2003-WF1 Class A2
   6.08%, 12/25/32(a)(b)                            169          169,701
Bear Stearns Asset Backed Securities, Inc.
   Series 2005-SD1 Class 1A1
   5.47%, 4/25/22(a)(b)                             110          110,373
Capital Auto Receivables Asset Trust
   Series 2005-SN1A Class A3A
   4.10%, 6/15/08(a)                                549          547,093
Capital One Prime Auto Receivables Trust
   Series 2005-1 Class A3
   4.32%, 8/15/09(a)                                640          635,413
Citifinancial Mortgage Securities, Inc.
   Series 2003-1 Class AFPT
   3.36%, 1/25/33(a)(b)                             150          135,516
Credit-Based Asset Servicing &
   Securities Trust
   Series 2005-CB7 Class AF2
   5.147%, 11/25/35(a)(b)                           330          327,483
Credit-Based Asset Servicing &
   Securities, Inc.
   Series 2003-CB1 Class AF
   3.45%, 1/25/33(a)(b)                             316          301,035
DB Master Finance, LLC
   Series 2006-1 Class A2
   5.779%, 6/20/31(a)(c)                            100          101,580
GE-WMC Mortgage Securities LLC
   Series 2005-2 Class A2B
   5.49%, 12/25/35(a)(b)                            365          365,153
Home Equity Mortgage Trust
   Series 2005-2 Class A1
   5.50%, 7/25/35(a)(b)                              58           58,034
   Series 2006-1 Class A2
   5.30%, 5/25/36(a)(b)                             160          159,698
Household Home Equity Loan Trust
   Series 2005-3 Class A1
   5.58%, 1/20/35(a)(b)                             314          314,922
HSI Asset Securitization Corp. Trust
   Series 2006-OPT2 Class 2A1
   5.40%, 1/25/36(a)(b)                             222          221,653


ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO o 17


                                              Principal
                                                 Amount
                                                   (000)    U.S. $ Value
-------------------------------------------------------------------------------
RAAC Series
   Series 2006-SP3 Class A1
   5.41%, 8/25/36(a)(b)                         $   284     $    283,686
Residential Asset Mortgage Products, Inc.
   Series 2005-RS3 Class AIA2
   5.49%, 3/25/35(a)(b)                             368          368,761
Residential Asset Securities Corp.
   Series 2002-KS7 Class A2
   5.69%, 11/25/32(a)(b)                             55           55,277
Residential Funding Mortgage Securities II
   Series 2005-HI2 Class A3
   4.46%, 5/25/35(a)                                285          280,956
Saxon Asset Securities Trust
   Series 2005-4 Class A2B
   5.50%, 11/25/37(a)(b)                            375          375,352

Total Asset-Backed Securities
    (cost $4,836,888)                                          4,811,686

COLLATERALIZED MORTGAGE
   OBLIGATIONS-3.9%
Bear Stearns Alt-A Trust
   Series 2005-10 Class 24A1
   5.954%, 1/25/36(a)(b)                            490          494,399
Citigroup Mortgage Loan Trust, Inc.
   Series 2005-2 Class 1A4
   5.114%, 5/25/35(a)(b)                            679          672,239
   Series 2006-AR1, Class 3A1
   5.50%, 3/25/36(a)(b)                             851          846,127
Countrywide Alternative Loan Trust
   Series 2005-62 Class 2A1
   5.563%, 12/25/35(a)(b)                           385          385,734
IndyMac Index Mortgage Loan Trust
   Series 2006-AR7 Class 4A1
   6.261%, 5/25/36(a)(b)                            364          369,059
Merrill Lynch Mortgage Investors, Inc.
   Series 2006-A1 Class 2A1
   6.203%, 3/25/36(a)(b)                            561          566,953
Morgan Stanley Mortgage Loan Trust
   Series 2006-11 Class 1A2
   6.354%, 8/25/36(a)(b)                            375          379,298
Residential Funding Mortgage Securities I, Inc.
   Series 2005-SA3 Class 3A
   5.241%, 8/25/35(a)(b)                            440          436,002
Structured Adjustable Rate Mortgage Loan Trust
   Series 2006-3 Class 2A1
   6.007%, 4/25/36(a)(b)                            439          441,929
Washington Mutual, Inc.
   Series 2005-AR2 Class 2A22
   5.54%, 1/25/45(a)(b)                             158          157,984

Total Collateralized Mortgage Obligations
   (cost $4,737,624)                                           4,749,724


18 o ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO


                                              Shares or
                                              Principal
                                                 Amount
                                                   (000)    U.S. $ Value
-------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS-16.1%
U.S. Government & Government Sponsored
   Agency Obligations-11.5%
Federal Home Loan Bank
   Zero coupon, 11/13/06                      $   5,915     $  5,905,036
Federal Home Loan Mortgage Corp.
   Zero coupon, 12/11/06                          3,765        3,743,874
Federal National Mortgage Association
   Zero coupon, 11/07/06                          4,220        4,216,385
                                                             ------------
                                                              13,865,295

Time Deposit-4.6%
State Street Euro Dollar
   4.60%, 11/01/06                                5,471        5,471,000

Total Short-Term Investments
    (cost $19,336,295)                                        19,336,295

Total Investments Before Security Lending
   Collateral-115.8%
   (cost $139,009,100)                                       139,319,260

INVESTMENT OF CASH COLLATERAL FOR
   SECURITIES LOANED-2.0%
Short-Term Investment
UBS Private Money Market Fund, LLC
    (cost $2,458,577)                         2,458,577        2,458,577

Total Investments-117.8%
   (cost $141,467,677)                                       141,777,837
Other assets less liabilities-(17.8)%                        (21,438,939)

Net Assets-100%                                             $120,338,898


INTEREST RATE SWAP TRANSACTIONS (see Note D)

                                                          Rate Type
                                                 ---------------------------
                                                    Payments       Payments
                      Notional                        Made         Received
        Swap           Amount     Termination        by the         by the        Unrealized
    Counterparty       (000)         Date          Portfolio       Portfolio     Appreciation
----------------------------------------------------------------------------------------------
   Lehman Brothers     $4,000       1/23/08      3 Month LIBOR+      4.778%        $ 15,256

+ LIBOR (London Interbank Offered Rate)


ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO o 19


FINANCIAL FUTURES CONTRACTS (see Note D)

                                                                            Value at
                              Number of     Expiration       Original      October 31,     Unrealized
Type                          Contracts       Month           Value           2006        Appreciation
--------------------------------------------------------------------------------------------------------
Purchased

U.S. T-Bond Future                19       December 2006    $2,111,540     $2,140,469       $ 28,929
U.S. T-Note 10 Yr Future          20       December 2006     2,141,683      2,164,375         22,692

Sold

Japan Government Bonds
10 Yr Future                       3       December 2006     3,453,224      3,449,532          3,692
                                                                                            --------
                                                                                            $ 55,313


FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

                                          U.S. $
                          Contract       Value on       U.S. $        Unrealized
                           Amount       Origination    Current       Appreciation/
                            (000)          Date         Value       (Depreciation)
------------------------------------------------------------------------------------
Sale Contracts:
Japanese Yen
   Settling 11/20/06      1,143,811     $9,635,823    $9,808,564      $(172,741)
Mexican Peso
   Settling 11/06/06         21,680      1,959,551     2,015,268        (55,717)
Mexican Peso
   Settling 11/21/06            779         72,245        72,356           (111)
   Settling 11/21/06         13,454      1,240,042     1,249,702         (9,660)
Norwegian Krone
   Settling 11/08/06          6,626      1,024,648     1,014,066         10,582
Polish Zloty
   Settling 11/16/06          6,326      2,039,457     2,088,568        (49,111)
Swedish Krona
   Settling 11/15/06         29,831      4,099,696     4,134,977        (35,281)


* Represents entire or partial securities out on loan. See Note E for securities lending information.

(a) Positions, or portion thereof, with an aggregate market value of $98,092,572 have been segregated to collateralize open forward exchange currency contracts.

(b)  Variable rate coupon, rate shown as of October 31, 2006.

(c) Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2006, the aggregate market value of these securities amounted to $4,398,220 or 3.7% of net assets.

     Currency Abbreviations
     JPY - Japanese Yen
     MXN - Mexican Peso
     NOK - Norwegian Krone
     PLN - Polish Zloty
     SEK - Swedish Krona

     Glossary:
     TBA-To Be Announced

     See notes to financial statements.


20 o ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO


STATEMENT OF ASSETS & LIABILITIES
October 31, 2006


Assets
Investments in securities, at value (cost $141,467,677-
   including investment of cash collateral for securities
   loaned of $2,458,577)                                      $141,777,837(a)
Foreign cash, at value (cost $62,922)                               64,178
Cash                                                                53,350(b)
Receivable for investment securities sold                        4,253,306
Interest receivable                                              1,008,201
Receivable for capital stock sold                                  401,329
Receivable for variation margin on futures contracts                19,295
Unrealized appreciation of swap agreements                          15,256
Unrealized appreciation of forward currency exchange
   contracts                                                        10,582
Total assets                                                   147,603,334

Liabilities
Payable for investment securities purchased and foreign
   currency transactions                                        22,975,832
Payable for collateral received on securities loaned             2,458,577
Payable for capital stock redeemed                               1,144,329
Unrealized depreciation of forward currency exchange
   contracts                                                       322,621
Dividends payable                                                  137,111
Advisory fee payable                                                97,563
Distribution fee payable                                            29,258
Transfer Agent fee payable                                          15,686
Accrued expenses                                                    83,459
Total liabilities                                               27,264,436
Net Assets                                                    $120,338,898

Composition of Net Assets
Capital stock, at par                                         $     11,822
Additional paid-in capital                                     129,616,594
Undistributed net investment income                                185,856
Accumulated net realized loss on investments and
   foreign currency transactions                                (9,550,436)
Net unrealized appreciation of investments and foreign
   currency denominated assets and liabilities                      75,062
                                                              -------------
                                                              $120,338,898


(a)  Includes securities on loan with a value of $2,388,722 (See Note E).

(b) An amount of $52,900 has been segregated as collateral for the financial futures contracts outstanding at October 31, 2006.

     See notes to financial statements.


ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO o 21


Net Asset Value Per Share--21 billion shares of capital stock authorized, $.001 par value

                                     Shares               Net Asset
Class         Net Assets           Outstanding              Value
-------------------------------------------------------------------
A            $ 44,408,858           4,361,104             $ 10.18*
B            $ 30,154,123           2,963,461             $ 10.18
C            $  9,873,952             971,986             $ 10.16
Advisor      $ 29,966,205           2,943,037             $ 10.18
R            $     12,989               1,276             $ 10.18
K            $      9,954                 977             $ 10.19
I            $  5,912,817             580,578             $ 10.18


* The maximum offering price per share for Class A shares was $10.63 which reflects a sales charge of 4.25%.

     See notes to financial statements.


22 o ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO


STATEMENT OF OPERATIONS
Year Ended October 31, 2006


Investment Income
Interest                                                          $  6,649,770

Expenses
Advisory fee                                    $    590,341
Distribution fee-Class A                             142,224
Distribution fee-Class B                             371,035
Distribution fee-Class C                             147,277
Distribution fee-Class R                                  64
Distribution fee-Class K                                  24
Transfer agency-Class A                               98,814
Transfer agency-Class B                               94,645
Transfer agency-Class C                               34,021
Transfer agency-Advisor Class                         55,391
Transfer agency-Class R                                   28
Transfer agency-Class K                                   19
Transfer agency-Class I                                3,823
Custodian                                            167,111
Administrative                                        96,000
Registration fees                                     82,646
Audit                                                 58,373
Legal                                                 45,494
Directors' fees and expenses                          31,883
Printing                                              22,272
Miscellaneous                                         10,300
Total expenses                                     2,051,785
Less: expenses waived and reimbursed
   by the Adviser and Distributor
   (see Notes B and C)                              (621,359)
Less: expense offset arrangement
   (see Note B)                                       (8,817)
Net expenses                                                         1,421,609
Net investment income                                                5,228,161

Realized and Unrealized Gain (Loss)
on Investment Transactions
Net realized gain (loss) on:
   Investment transactions                                          (2,268,139)
   Futures contracts                                                   (26,643)
   Swap contracts                                                       35,124
   Foreign currency transactions                                       407,626
Net change in unrealized
   appreciation/depreciation of:
   Investments                                                       2,335,512
   Futures contracts                                                    76,297
   Swap contracts                                                      (25,449)
   Foreign currency denominated assets
     and liabilities                                                  (287,869)
Net gain on investment transactions                                    246,459

Net Increase in Net Assets
   from Operations                                                $  5,474,620


See notes to financial statements.


ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO o 23


STATEMENT OF CHANGES IN NET ASSETS


                                                Year Ended        Year Ended
                                                October 31,       October 31,
                                                   2006              2005
                                               --------------    --------------
Increase (Decrease) in Net Assets
from Operations
Net investment income                           $  5,228,161      $ 16,140,471
Net realized loss on investment and
   foreign currency transactions                  (1,852,032)       (1,157,769)
Net change in unrealized
   appreciation/depreciation of
   investments and foreign currency
   denominated assets and liabilities              2,098,491        (8,460,640)
Net increase in net assets from
   operations                                      5,474,620         6,522,062

Dividends to Shareholders from
Net investment income
   Class A                                        (1,956,143)       (2,047,448)
   Class B                                        (1,406,469)       (1,615,912)
   Class C                                          (506,478)         (514,975)
   Advisor Class                                  (1,279,752)      (12,338,990)
   Class R                                              (503)             (491)
   Class K                                              (411)             (260)
   Class I                                          (133,302)             (272)

Capital Stock Transactions
Net decrease                                     (22,524,934)     (299,458,053)
Total decrease                                   (22,333,372)     (309,454,339)

Net Assets
Beginning of period                              142,672,270       452,126,609
End of period (including undistributed
   net investment income of $185,856
   and distributions in excess of net
   investment income of ($22,888),
   respectively)                                $120,338,898      $142,672,270


See notes to financial statements.


24 o ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO


NOTES TO FINANCIAL STATEMENTS
October 31, 2006


NOTE A

Significant Accounting Policies

AllianceBernstein Bond Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund, which is a Maryland corporation, operates as a series company currently comprised of three portfolios: the Corporate Bond Portfolio, the Intermediate Bond Portfolio, (formerly the Quality Bond Portfolio) and the U.S. Government Portfolio. Each series is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the Intermediate Bond Portfolio. The Intermediate Bond Portfolio (the "Portfolio") offers Class A, Class B, Class C, Advisor Class, Class R, Class K, and Class I shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 3% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares six years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class and Class I shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All seven classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of the Fund's Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange or on a foreign securities exchange are valued at the last sale price at the close of the exchange (other than securities listed on the NASDAQ Stock Market, Inc. ("NASDAQ")) or foreign securities exchange. If there has been no


ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO o 25


sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market, ("OTC") are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein L.P. (prior to February 24, 2006 known as Alliance Capital Management L.P.) (the "Adviser") may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer's financial statements or other available documents. In addition, the Portfolio may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities.

2. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at the rates of exchange prevailing when accrued.


26 o ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO


Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

3. Taxes

It is the policy of the Portfolio to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

4. Investment Income and Investment Transactions

Interest income is accrued daily. Investment transactions are accounted for on the trade date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

5. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro rata basis by each settled class of shares, based on proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged to each Portfolio in proportion to net assets. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

6. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.


ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO o 27


NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .45% of the first $2.5 billion, ..40% of the next $2.5 billion and .35% in excess of $5 billion, of the Portfolio's average daily net assets. Prior to September 7, 2004, the Portfolio paid the Adviser an advisory fee at an annual rate of .55% of the Portfolio's average daily net assets. The fee is accrued daily and paid monthly. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis .98%, 1.68%, 1.68%, .68%, 1.18%, .93% and .68% of the daily average net assets for the Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. For the year ended October 31, 2006, such waiver amounted to $265,636.

Pursuant to the advisory agreement, the Portfolio may reimburse the Adviser for certain legal and accounting services provided to the Portfolio by the Adviser. For the year ended October 31, 2006, the Adviser voluntarily agreed to waive its fees for services. Such waiver amounted to $96,000.

The Portfolio compensates AllianceBernstein Investor Services, Inc. (prior to February 24, 2006 known as Alliance Global Investor Services, Inc.) ("ABIS"), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $190,459 for the year ended October 31, 2006.

For the year ended October 31, 2006, the Portfolio's expenses were reduced by $8,817 under an expense offset arrangement with ABIS.

AllianceBernstein Investments, Inc. (prior to February 24, 2006 known as AllianceBernstein Investment Research and Management, Inc.) (the "Distributor"), a wholly-owned subsidiary of the Adviser, serves as the Distributor of the Portfolio's shares. The Distributor has advised the Portfolio that it has retained front-end sales charges of $3,334 from the sale of Class A shares and received $1,943, $18,006 and $1,356, in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the year ended October 31, 2006.

NOTE C

Distribution Services Agreement

The Portfolio has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Portfolio pays distribution and servicing fees to the Distributor


28 o ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO


at an annual rate of up to .30% of the Portfolio's average daily net assets attributable to Class A shares, 1% of the average daily net assets attributable to both Class B and Class C shares, .50% of the Portfolio's average daily net assets attributable to Class R shares, and .25% of the Portfolio's average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Advisor Class and Class I shares. As of November 1, 2005, with respect to Class B shares, payments to the Distributor are voluntarily being limited to .30% of the average daily net assets attributable to Class B shares. The fees are accrued daily and paid monthly. For the year ended October 31, 2006, such waiver amounted to $259,723. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has incurred expenses in excess of the distribution costs reimbursed by the Portfolio in the amount of $192,050, $438,602, $286 and $29 for Class B, Class C, Class R and Class K shares, respectively. Such costs may be recovered from the Portfolio in future periods so long as the Agreement is in effect. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Portfolio's shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended October 31, 2006, were as follows:

                                                 Purchases           Sales
                                               -------------     -------------
Investment securities (excluding U.S.
   government securities)                      $  70,898,677     $  59,936,522
U.S. government securities                       391,332,382       409,142,304


The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation (excluding swaps, futures and foreign currency transactions) are as follows:

Cost                                                             $ 141,486,659
Gross unrealized appreciation                                    $   1,203,273
Gross unrealized depreciation                                         (912,095)
Net unrealized appreciation                                      $     291,178


1. Forward Currency Exchange Contracts

The Portfolio may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for investment purposes. A forward currency exchange contract is a commitment to purchase or sell a foreign currency


ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO o 29


on a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions.

Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as net unrealized appreciation and depreciation by the Portfolio.

The Portfolio's custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Portfolio having a value at least equal to the aggregate amount of the Portfolio's commitments under forward currency exchange contracts entered into with respect to position hedges. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars, reflects the total exposure the Portfolio has in that particular currency contract.

2. Dollar Rolls

The Portfolio may enter into dollar rolls. Dollar rolls involve sales by the Portfolio of securities for delivery in the current month and the Portfolio's simultaneously contracting to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Portfolio forgoes principal and interest paid on the securities. The Portfolio is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls involve the risk that the market value of the securities the Portfolio is obligated to repurchase under the agreement may decline below the repurchase price. Dollar rolls are speculative techniques and may be considered to be borrowings by the Portfolio. For the year ended October 31, 2006, the Portfolio earned drop income of $240,886 which is included in interest income in the accompanying statement of operations.

3. Swap Agreements

The Portfolio may enter into swaps to hedge its exposure to interest rates and credit risk or for investment purposes. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Portfolio, and/or the termination value at the end of the contract.


30 o ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO


Therefore, the Portfolio considers the creditworthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities.

The Portfolio accrues for the interim payments on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities. Once the interim payments are settled in cash, the net amount is recorded as realized gain/loss on swaps, in addition to realized gain/loss recorded upon the termination of swap contracts on the statement of operations. Fluctuations in the value of swap contracts are recorded as a component of net change in unrealized appreciation/ depreciation of investments.

The Portfolio may enter into credit default swaps. The Portfolio may purchase credit protection on the referenced obligation of the credit default swap ("Buy Contract") or provide credit protection on the referenced obligation of the credit default swap ("Sale Contract"). A sale/(buy) in a credit default swap provides upon the occurrence of a credit event, as defined in the swap agreement, for the Portfolio to buy/(sell) from/(to) the counterparty at the notional amount (the "Notional Amount") and receive/(deliver) the principal amount of the referenced obligation. If a credit event occurs, the maximum payout amount for a Sale Contract is limited to the Notional Amount of the swap contract ("Maximum Payout Amount"). During the term of the swap agreement, the Portfolio receives/(pays) semi-annual fixed payments from/(to) the respective counterparty, calculated at the agreed upon interest rate applied to the Notional Amount. These interim payments are recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities.

Credit default swaps may involve greater risks than if a Portfolio had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Portfolio is a buyer and no credit event occurs, it will lose its investment. In addition, if the Portfolio is a seller and a credit event occurs, the value of the referenced obligation received by the Portfolio coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a loss to the Portfolio.

In certain circumstances, the Portfolio may hold Sale Contracts on the same referenced obligation and with the same counterparty it has purchased credit protection, which may reduce its obligation to make payments on Sale Contracts, if a credit event occurs.

4. Financial Futures Contracts

The Portfolio may buy or sell financial futures contracts for the purpose of hedging its portfolio against adverse effects of anticipated movements in the


ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO o 31


market. The Portfolio bears the market risk that arises from changes in the value of these financial instruments and the imperfect correlation between movements in the price of the futures contracts and movements in the price of the securities hedged or used for cover.

At the time the Portfolio enters into a futures contract, the Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

NOTE E

Securities Lending

The Portfolio has entered into a securities lending agreement with AG Edwards
& Sons, Inc. (the "Lending Agent"). Under the terms of the agreement, the Lending Agent, on behalf of the Portfolio, administers the lending of portfolio securities to certain broker-dealers. In return, the Portfolio receives fee income from the lending transactions or it retains a portion of interest on the investment of any cash received as collateral. The Portfolio also continues to receive dividends or interest on the securities loaned. Unrealized gain or loss on the value of the securities loaned that may occur during the term of the loan will be reflected in the accounts of the Portfolio. All loans are continuously secured by collateral exceeding the value of the securities loaned. All collateral consists of either cash or U.S. government securities. The Lending Agent may invest the cash collateral received in accordance with the investment restrictions of the Portfolio in one or more of the following investments: U.S. government or U.S. government agency obligations, bank obligations, corporate debt obligations, asset-backed securities, investment funds, structured products, repurchase agreements and an eligible money market fund. The Lending Agent will indemnify the Portfolio for any loss resulting from a borrower's failure to return a loaned security when due. As of October 31, 2006, the Portfolio had loaned securities with a value of $2,388,722 and received cash collateral which was invested in short-term securities valued at $2,458,577 as included in the accompanying portfolio of investments. For the year ended October 31, 2006, the Portfolio earned fee income of $30,914 which is included in the accompanying statement of operations.


32 o ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO


NOTE F

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

                               Shares                         Amount
                    ---------------------------  ------------------------------
                      Year Ended     Year Ended    Year Ended      Year Ended
                      October 31,    October 31,   October 31,     October 31,
                         2006           2005          2006            2005
                     ------------  ------------  --------------  --------------
Class A
Shares sold            1,129,468     1,297,569    $ 11,391,299   $  13,541,985
Shares issued in
  reinvestment of
  dividends              173,344       177,782       1,748,384       1,837,212
Shares converted
  from Class B           330,816       370,102       3,337,159       3,697,915
Shares redeemed       (2,436,484)   (2,126,010)    (24,510,901)    (21,966,635)
Net decrease            (802,856)     (280,557)   $ (8,034,059)  $  (2,889,523)

Class B
Shares sold              246,163       509,815    $  2,477,033   $   5,271,866
Shares issued in
  reinvestment of
  dividends              114,155       120,884       1,150,003       1,248,546
Shares converted
  to Class A            (330,844)     (370,414)     (3,337,159)     (3,697,915)
Shares redeemed       (1,495,859)   (2,225,329)    (15,047,953)    (23,115,708)
Net decrease          (1,466,385)   (1,965,044)   $(14,758,076)  $ (20,293,211)

Class C
Shares sold              274,371       168,252    $  2,749,577   $   1,735,347
Shares issued in
  reinvestment of
  dividends               22,799        22,443         229,319         231,389
Shares redeemed         (874,231)     (468,748)     (8,794,276)     (4,830,131)
Net decrease            (577,061)     (278,053)   $ (5,815,380)  $  (2,863,395)

Advisor Class
Shares sold              314,494    14,738,340    $  3,167,310   $ 152,659,635
Shares issued in
  reinvestment of
  dividends              127,711     1,155,430       1,287,059      11,958,110
Shares redeemed         (412,435)  (42,685,120)     (4,157,384)   (438,046,997)
Net increase
  (decrease)              29,770   (26,791,350)   $    296,985   $(273,429,252)


ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO o 33


                               Shares                         Amount
                    ---------------------------  ------------------------------
                    Year Ended       Year Ended    Year Ended      Year Ended
                      October 31,    October 31,   October 31,     October 31,
                         2006           2005          2006            2005
                     ------------  ------------  --------------  --------------
Class R
Shares sold                    7            26    $         75   $         267
Shares issued in
  reinvestment of
  dividends                   12            15             127             152
Shares redeemed               (7)         (309)            (75)         (3,191)
Net increase
  (decrease)                  12          (268)   $        127   $      (2,772)

                                     March 1,                        March 1,
                      Year Ended    2005(a) to      Year Ended      2005(a) to
                      October 31,   October 31,     October 31,     October 31,
                         2006          2005            2006            2005
                     ------------  ------------  --------------  --------------
Class K
Shares sold                   -0-          977    $         -0-  $      10,100
Shares issued in
  reinvestment of
  dividends                   -0-(b)        -0-              3              -0-
Net increase                  -0-(b)       977    $          3   $      10,100

Class I
Shares sold              577,257           967    $  5,761,626   $      10,000
Shares issued in
  reinvestment of
  dividends               12,658            -0-        126,933              -0-
Shares redeemed          (10,304)           -0-       (103,093)             -0-
Net increase             579,611           967    $  5,785,466   $      10,000

(a)  Commencement of distributions.

(b)  Share amount is less than one full share.


NOTE G

Risks Involved in Investing in the Portfolio

Interest Rate Risk and Credit Risk--Interest rate risk is the risk that changes in interest rates will affect the value of the Fund's investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Portfolio's investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit risk rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities


34 o ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO


(commonly known as "junk bonds") have speculative elements or are predominantly speculative risks.

Foreign Securities Risk--Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign exchange rates and the possibility of the future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Indemnification Risk--In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio's maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

NOTE H

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $250 million revolving credit facility (the "Facility") intended to provide short-term financing if necessary, subject to certain restrictions, in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the year ended October 31, 2006.

NOTE I

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended October 31, 2006 and October 31, 2005 were as follows:

                                                    2006              2005
                                               --------------    --------------
Distributions paid from:
   Ordinary income                              $  5,283,058      $ 16,518,348
   Net long-term capital gains                            -0-               -0-
Total taxable distributions                        5,283,058        16,518,348
Total distributions paid                        $  5,283,058      $ 16,518,348


ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO o 35


As of October 31, 2006, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Ordinary Income                                 $    105,121
Accumulated capital and other losses                            (9,663,944)(a)
Unrealized appreciation/(depreciation)                             269,306(b)
Total accumulated earnings/(deficit)                          $ (9,289,517)

(a) On October 31, 2006, the Fund had a net capital loss carryforward for federal income tax purposes of $9,495,811 of which $2,545,113 expires in the year 2011, $4,798,199 expires in the year 2013 and $2,152,499 expires in the year 2014. To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed. For the year ended October 31, 2006, the Portfolio deferred losses on straddles of $168,133.

(b) The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales, the tax treatment of swap income, the difference between book and tax amortization methods for premium, and the realization for tax purposes of gains/losses on certain derivative instruments.


During the current fiscal year, permanent differences primarily due to the tax treatment of swap income, paydown reclassification, foreign currency reclassification, and the tax treatment of premium amortization resulted in a net decrease in distributions in excess of net investment income, and a net increase in accumulated net realized loss on investment transactions and foreign currency transactions. This reclassification had no effect on net assets.

NOTE J

Legal Proceedings

As has been previously reported, the staff of the U.S. Securities and Exchange Commission ("SEC") and the Office of New York Attorney General ("NYAG") have been investigating practices in the mutual fund industry identified as "market timing" and "late trading" of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that the Adviser provide information to them. The Adviser has been cooperating and will continue to cooperate with all of these authorities.

On December 18, 2003, the Adviser confirmed that it had reached terms with the SEC and the NYAG for the resolution of regulatory claims relating to the practice of "market timing" mutual fund shares in some of the AllianceBernstein Mutual Funds. The agreement with the SEC is reflected in an Order of the Commission ("SEC Order"). The agreement with the NYAG is memorialized in an Assurance of Discontinuance dated September 1, 2004 ("NYAG Order"). Among the key provisions of these agreements are the following:

     (i) The Adviser agreed to establish a $250 million fund (the "Reimbursement Fund") to compensate mutual fund shareholders for the adverse effects of market timing attributable to market timing relationships described in the SEC Order. According to the SEC Order, the Reim-


36 o ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO


bursement Fund is to be paid, in order of priority, to fund investors based on
(i) their aliquot share of losses suffered by the fund due to market timing, and (ii) a proportionate share of advisory fees paid by such fund during the period of such market timing;

     (ii) The Adviser agreed to reduce the advisory fees it receives from some of the AllianceBernstein long-term, open-end retail funds until December 31, 2008; and

     (iii) The Adviser agreed to implement changes to its governance and compliance procedures. Additionally, the SEC Order and the NYAG Order contemplate that the Adviser's registered investment company clients, including the Fund, will introduce governance and compliance changes.

In anticipation of final, definitive documentation of the NYAG Order and effective January 1, 2004, the Adviser began waiving a portion of its advisory fee. On September 7, 2004, the Fund's investment advisory agreement was amended to reflect the reduced advisory fee. For more information on this waiver and amendment to the Fund's investment advisory agreement, please see "Advisory Fee and Other Transactions with Affiliates" above.

A special committee of the Adviser's Board of Directors, comprised of the members of the Adviser's Audit Committee and the other independent member of the Adviser's Board, directed and oversaw an internal investigation and a comprehensive review of the facts and circumstances relevant to the SEC's and the NYAG's investigations.

In addition, the Independent Directors of the Fund ("the Independent Directors") have conducted an investigation of the above-mentioned matters with the advice of an independent economic consultant and independent counsel.

On October 2, 2003, a purported class action complaint entitled Hindo, et al.
v. AllianceBernstein Growth & Income Fund, et al. ("Hindo Complaint") was filed against the Adviser, Alliance Capital Management Holding L.P. ("Alliance Holding"), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser ("Alliance defendants"), and certain other defendants not affiliated with the Adviser, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the Alliance defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in "late trading" and "market timing" of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compen-


ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO o 37


satory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Since October 2, 2003, 43 additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants. The plaintiffs in such lawsuits have asserted a variety of theories for recovery including, but not limited to, violations of the Securities Act, the Exchange Act, the Advisers Act, the Investment Company Act, the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), certain state securities laws and common law. All state court actions against the Adviser either were voluntarily dismissed or removed to federal court. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred all actions to the United States District Court for the District of Maryland (the "Mutual Fund MDL").

On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the SEC Order and the NYAG Order.

On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding ("MOU") containing their agreement to settle these claims. The agreement will be documented by a stipulation of settlement and will be submitted for court approval at a later date. The derivative claims brought on behalf of Alliance Holding remain pending.

On February 10, 2004, the Adviser received (i) a subpoena duces tecum from the Office of the Attorney General of the State of West Virginia and (ii) a request for information from West Virginia's Office of the State Auditor, Securities Commission (the "West Virginia Securities Commissioner") (together, the "Information Requests"). Both Information Requests require the Adviser to produce documents concerning, among other things, any market timing or late trading in the Adviser's sponsored mutual funds. The Adviser responded to the Information Requests and has been cooperating fully with the investigation.

On April 11, 2005, a complaint entitled The Attorney General of the State of West Virginia v. AIM Advisors, Inc., et al. ("WVAG Complaint") was filed against the Adviser, Alliance Holding, and various other defendants not affiliated with the Adviser. The WVAG Complaint was filed in the Circuit Court of Marshall County, West Virginia by the Attorney General of the State of West Virginia. The


38 o ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO


WVAG Complaint makes factual allegations generally similar to those in the Hindo Complaint. On October 19, 2005, the WVAG Complaint was transferred to the Mutual Fund MDL.

On August 30, 2005, the West Virginia Securities Commissioner signed a Summary Order to Cease and Desist, and Notice of Right to Hearing addressed to the Adviser and Alliance Holding. The Summary Order claims that the Adviser and Alliance Holding violated the West Virginia Uniform Securities Act, and makes factual allegations generally similar to those in the Commission Order and the NYAGOrder. On January 26, 2006, the Adviser, Alliance Holding, and various unaffiliated defendants filed a Petition for Writ of Prohibition and Order Suspending Proceedings in West Virginia state court seeking to vacate the Summary Order and for other relief. The court denied the writ and in September 2006 the Supreme Court of Appeals declined the defendants' petition for appeal. On September 22, 2006, Alliance and Alliance Holding filed an answer and motion to dismiss the Summary Order with the Securities Commissioner.

On June 22, 2004, a purported class action complaint entitled Aucoin, et al. v. Alliance Capital Management L.P., et al. ("Aucoin Complaint") was filed against the Adviser, Alliance Holding, Alliance Capital Management Corporation, AXA Financial, Inc., AllianceBernstein Investment Research & Management, Inc., certain current and former directors of the AllianceBernstein Mutual Funds, and unnamed Doe defendants. The Aucoin Complaint names certain of the AllianceBernstein mutual funds as nominal defendants. The Aucoin Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of an AllianceBernstein mutual fund. The Aucoin Complaint alleges, among other things, (i) that certain of the defendants improperly authorized the payment of excessive commissions and other fees from fund assets to broker-dealers in exchange for preferential marketing services,
(ii) that certain of the defendants misrepresented and omitted from registration statements and other reports material facts concerning such payments, and (iii) that certain defendants caused such conduct as control persons of other defendants. The Aucoin Complaint asserts claims for violation of Sections 34(b), 36(b) and 48(a) of the Investment Company Act, Sections 206 and 215 of the Advisers Act, breach of common law fiduciary duties, and aiding and abetting breaches of common law fiduciary duties. Plaintiffs seek an unspecified amount of compensatory damages and punitive damages, rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts, an accounting of all fund-related fees, commissions and soft dollar payments, and restitution of all unlawfully or discriminatorily obtained fees and expenses.


ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO o 39


Since June 22, 2004, nine additional lawsuits making factual allegations substantially similar to those in the Aucoin Complaint were filed against the Adviser and certain other defendants. All nine of the lawsuits (i) were brought as class actions filed in the United States District Court for the Southern District of New York, (ii) assert claims substantially identical to the Aucoin Complaint, and (iii) are brought on behalf of shareholders of the Funds.

On February 2, 2005, plaintiffs filed a consolidated amended class action complaint ("Aucoin Consolidated Amended Complaint") that asserts claims substantially similar to the Aucoin Complaint and the nine additional lawsuits referenced above. On October 19, 2005, the District Court dismissed each of the claims set forth in the Aucoin Consolidated Amended Complaint, except for plaintiffs' claim under Section 36(b) of the Investment Company Act. On January 11, 2006, the District Court granted defendants' motion for reconsideration and dismissed the remaining Section 36(b) claim. On May 31, 2006 the District Court denied plaintiffs' motion for leave to file an amended complaint. On July 5, 2006, plaintiffs filed a notice of appeal. On October 4, 2006 the appeal was withdrawn by stipulation, with plaintiffs reserving the right to reinstate it at a later date.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds' shares or other adverse consequences to the AllianceBernstein Mutual Funds. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.

NOTE K

Recent Accounting Pronouncements

On July 13, 2006, the Financial Accounting Standards Board ("FASB") released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" ("FIN 48"). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Portfolio's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded in the current period. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. At this time, management is evaluating the implications of FIN 48 and its impact on the financial statements has not yet been determined.


40 o ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO


On September 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 "Fair Value Measurements" ("FAS 157"). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157 and its impact on the financial statements has not yet been determined.


ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO o 41


FINANCIAL HIGHLIGHTS
Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period


                                                                               Class A
                                            ----------------------------------------------------------------------------
                                                                                       July 1,
                                                    Year Ended October 31,            2003 to      Year Ended June 30,
                                            -------------------------------------  October 31,  ------------------------
                                                2006         2005         2004         2003(a)      2003         2002(b)
                                            -----------  -----------  -----------  -----------  -----------  -----------
Net asset value,
   beginning of period                        $10.15       $10.43       $10.56       $10.82       $10.25       $10.22

Income From Investment
   Operations
Net investment income(c)(d)                      .41          .37          .33          .12          .33          .46
Net realized and unrealized
   gain (loss) on investment
   and foreign currency
   transactions                                  .04         (.28)         .15         (.25)         .66          .17
Net increase (decrease) in net
   asset value from operations                   .45          .09          .48         (.13)         .99          .63

Less: Dividends and
   Distributions
Dividends from net
   investment income                            (.42)        (.37)        (.38)        (.13)        (.42)        (.46)
Distributions in excess of net
   investment income                              -0-          -0-          -0-          -0-          -0-        (.10)
Distributions from net realized
   gain on investment
   transactions                                   -0-          -0-        (.23)          -0-          -0-        (.01)
Distributions in excess of net
   realized gain on investment
   transactions                                   -0-          -0-          -0-          -0-          -0-        (.03)
Total dividends and distributions               (.42)        (.37)        (.61)        (.13)        (.42)        (.60)
Net asset value, end of period                $10.18       $10.15       $10.43       $10.56       $10.82       $10.25

Total Return
Total investment return based on
   net asset value(e)                           4.51%         .90%        4.66%       (1.20)%       9.87%        6.23%

Ratios/Supplemental Data
Net assets, end of period
   (000's omitted)                           $44,409      $52,430      $56,778      $68,213      $76,565      $44,852
Ratio to average net assets of:
   Expenses, net of waivers/
      reimbursements                             .98%(f)      .98%         .98%         .98%(g)      .98%         .98%
   Expenses, before waivers/
      reimbursements                            1.34%(f)     1.31%        1.26%        1.33%(g)     1.32%        1.48%
Net investment income(d)                        4.08%(f)     3.53%        3.21%        2.60%(g)     3.08%        4.39%
Portfolio turnover rate                          446%         935%         658%         199%         867%         573%



See footnote summary on page 48.


42 o ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period


                                                                               Class B
                                            ----------------------------------------------------------------------------
                                                                                         July 1,
                                                      Year Ended October 31,             2003 to      Year Ended June 30,
                                            ----------------------------------------  October 31,  ------------------------
                                                2006            2005         2004         2003(a)      2003         2002(b)
                                            -----------     -----------  -----------  -----------  -----------  -----------
Net asset value,
   beginning of period                        $10.15          $10.42       $10.55       $10.81        $10.24       $10.21

Income From Investment
   Operations
Net investment income(c)(d)                      .38(h)          .29          .27           .09          .26          .38
Net realized and unrealized
   gain (loss) on investment
   and foreign currency
   transactions                                  .04            (.25)         .14         (.25)          .66          .16
Net increase (decrease) in net
   asset value from operations                   .42             .04          .41         (.16)          .92          .54

Less: Dividends and
   Distributions
Dividends from net
   investment income                            (.39)           (.31)        (.31)        (.10)         (.35)        (.38)
Distributions in excess of net
   investment income                              -0-             -0-          -0-          -0-           -0-        (.09)
Distributions from net realized
   gain on investment
   transactions                                   -0-             -0-        (.23)          -0-           -0-        (.01)
Distributions in excess of net
   realized gain on investment
   transactions                                   -0-             -0-          -0-          -0-           -0-        (.03)
Total dividends and distributions               (.39)           (.31)        (.54)        (.10)         (.35)        (.51)
Net asset value, end of period                $10.18          $10.15       $10.42       $10.55        $10.81       $10.24

Total Return
Total investment return based on
   net asset value(e)                           4.20%            .30%        3.93%       (1.44)%        9.12%        5.52%

Ratios/Supplemental Data
Net assets, end of period
    (000's omitted)                          $30,154         $44,944      $66,635      $96,033      $113,233      $50,354
Ratio to average net assets of:
   Expenses, net of waivers/
      reimbursements                            1.33%(f)        1.68%        1.68%        1.68%(g)      1.68%        1.68%
   Expenses, before waivers/
      reimbursements                            2.10%(f)        2.02%        2.00%        2.06%(g)      2.05%        2.19%
Net investment income(d)                        3.75%(f)(h)     2.82%        2.59%        2.01%(g)      2.41%        3.70%
Portfolio turnover rate                          446%            935%         658%         199%          867%         573%


See footnote summary on page 48.


ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO o 43


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period


                                                                               Class C
                                            ----------------------------------------------------------------------------
                                                                                       July 1,
                                                    Year Ended October 31,            2003 to      Year Ended June 30,
                                            -------------------------------------  October 31,  ------------------------
                                                2006         2005         2004         2003(a)      2003         2002(b)
                                            -----------  -----------  -----------  -----------  -----------  -----------
Net asset value,
   beginning of period                        $10.13       $10.40       $10.53       $10.79       $10.23       $10.19

Income From Investment
   Operations
Net investment income(c)(d)                      .34          .29          .27          .09          .26          .38
Net realized and unrealized
   gain (loss) on investment
   and foreign currency
   transactions                                  .04         (.26)         .14         (.25)         .65          .17
Net increase (decrease) in net
   asset value from operations                   .38          .03          .41         (.16)         .91          .55

Less: Dividends and
   Distributions
Dividends from net
   investment income                            (.35)        (.30)        (.31)        (.10)        (.35)        (.38)
Distributions in excess of net
   investment income                              -0-          -0-          -0-          -0-          -0-        (.09)
Distributions from net realized
   gain on investment
   transactions                                   -0-          -0-        (.23)          -0-          -0-        (.01)
Distributions in excess of net
   realized gain on investment
   transactions                                   -0-          -0-          -0-          -0-          -0-        (.03)
Total dividends and distributions               (.35)        (.30)        (.54)        (.10)        (.35)        (.51)
Net asset value, end of period                $10.16       $10.13       $10.40       $10.53       $10.79       $10.23

Total Return
Total investment return based on
   net asset value(e)                           3.80%         .30%        3.93%       (1.44)%       9.03%        5.63%

Ratios/Supplemental Data
Net assets, end of period
   (000's omitted)                            $9,874      $15,689      $19,008      $26,021      $26,445      $16,131
Ratio to average net assets of:
   Expenses, net of waivers/
      reimbursements                            1.68%(f)     1.68%        1.68%        1.68%(g)     1.68%        1.68%
   Expenses, before waivers/
      reimbursements                            2.07%(f)     2.03%        1.99%        2.06%(g)     2.03%        2.19%
Net investment income(d)                        3.40%(f)     2.84%        2.60%        2.03%(g)     2.41%        3.71%
Portfolio turnover rate                          446%         935%         658%         199%         867%         573%


See footnote summary on page 48.


44 o ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period


                                                                            Advisor Class
                                            ----------------------------------------------------------------------------
                                                                                       July 1,
                                                    Year Ended October 31,            2003 to      Year Ended June 30,
                                            -------------------------------------  October 31,  ------------------------
                                                2006         2005         2004         2003(a)      2003         2002(b)
                                            -----------  -----------  -----------  -----------  -----------  -----------
Net asset value,
   beginning of period                        $10.15       $10.43       $10.55       $10.82        $10.25       $10.22

Income From Investment
   Operations
Net investment income(c)(d)                      .44          .39          .36          .13           .36          .48
Net realized and unrealized
   gain (loss) on investment
   and foreign currency
   transactions                                  .04         (.26)         .16         (.26)          .66          .18
Net increase (decrease) in net
   asset value from operations                   .48          .13          .52         (.13)         1.02          .66

Less: Dividends and
   Distributions
Dividends from net
   investment income                            (.45)        (.41)        (.41)        (.14)         (.45)        (.48)
Distributions in excess of net
   investment income                              -0-          -0-          -0-          -0-           -0-        (.11)
Distributions from net realized
   gain on investment
   transactions                                   -0-          -0-        (.23)          -0-           -0-        (.01)
Distributions in excess of net
   realized gain on investment
   transactions                                   -0-          -0-          -0-          -0-           -0-        (.03)
Total dividends and distributions               (.45)        (.41)        (.64)        (.14)         (.45)        (.63)
Net asset value, end of period                $10.18       $10.15       $10.43       $10.55        $10.82       $10.25

Total Return
Total investment return based on
   net asset value(e)                           4.83%        1.20%        5.08%       (1.19)%       10.20%        6.57%

Ratios/Supplemental Data
Net assets, end of period
   (000's omitted)                           $29,966      $29,576     $309,690     $258,747      $246,127     $185,071
Ratio to average net assets of:
   Expenses, net of waivers/
      reimbursements                             .68%(f)      .68%         .68%         .68%(g)       .68%         .68%
   Expenses, before waivers/
      reimbursements                            1.02%(f)      .84%         .96%        1.03%(g)      1.20%        1.20%
Net investment income(d)                        4.38%(f)     3.72%        3.47%        2.87%(g)      3.39%        4.69%
Portfolio turnover rate                          446%         935%         658%         199%          867%         573%


See footnote summary on page 48.


ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO o 45


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period


                                                            Class R
                                              -------------------------------------
                                                                        November 3,
                                                     Year Ended           2003(i)
                                                     October 31,           to
                                              ------------------------  October 31,
                                                 2006         2005         2004
                                              -----------  -----------  -----------
Net asset value, beginning of period            $10.15       $10.42       $10.53

Income From Investment Operations
Net investment income(c)(d)                        .39          .34          .33
Net realized and unrealized gain (loss)
   on investment transactions                      .04         (.26)         .15
Net increase in net asset value from
   operations                                      .43          .08          .48

Less: Dividends and Distributions
Dividends from net investment income              (.40)        (.35)        (.36)
Distributions from net realized gain on
   investment transactions                          -0-          -0-        (.23)
Total dividends and distributions                 (.40)        (.35)        (.59)
Net asset value, end of period                  $10.18       $10.15       $10.42

Total Return
Total investment return based on net
   asset value(e)                                 4.31%         .81%        4.63%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)          $13          $13          $16
Ratio to average net assets of:
   Expenses, net of waivers/reimbursements        1.18%(f)     1.18%        1.18%(g)
   Expenses, before waivers/reimbursements        1.57%(f)     1.40%        1.45%(g)
   Net investment income(d)                       3.89%(f)     3.31%        2.98%(g)
Portfolio turnover rate                            446%         935%         658%


See footnote summary on page 48.


46 o ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period


                                                    Class K
                                            ---------------------------
                                                            March 1,
                                             Year Ended    2005(i) to
                                             October 31    October 31,
                                                2006           2005
                                            ------------   ------------
Net asset value, beginning of period            $10.16       $10.34

Income From Investment Operations
Net investment income(c)(d)                        .42          .26
Net realized and unrealized gain (loss)
   on investment transactions                      .03         (.17)
Net increase in net asset value from
   operations                                      .45          .09

Less: Dividends
Dividends from net investment income              (.42)        (.27)
Net asset value, end of period                  $10.19       $10.16

Total Return
Total investment return based on net
   asset value(e)                                 4.54%         .82%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)          $10          $10
Ratio to average net assets of:
   Expenses, net of waivers/reimbursements         .93%(f)      .93%(g)
   Expenses, before waivers/reimbursements        1.27%(f)     1.15%(g)
   Net investment income(d)                       4.13%(f)     3.76%(g)
Portfolio turnover rate                            446%         935%


See footnote summary on page 48.


ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO o 47


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period


                                                     Class I
                                            ---------------------------
                                                             March 1,
                                             Year Ended     2005(i) to
                                             October 31    October 31,
                                                2006           2005
                                            ------------   ------------
Net asset value, beginning of period            $10.16       $10.34

Income From Investment Operations
Net investment income(c)(d)                        .44          .27
Net realized and unrealized loss on
   investment transactions                         .03         (.17)
Net increase in net asset value from
   operations                                      .47          .10

Less: Dividends
Dividends from net investment income              (.45)        (.28)
Net asset value, end of period                  $10.18       $10.16

Total Return
Total investment return based on net
   asset value(e)                                 4.71%         .97%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)       $5,913          $10
Ratio to average net assets of:
   Expenses, net of waivers/reimbursements         .68%(f)      .68%(g)
   Expenses, before waivers/reimbursements         .88%(f)      .89%(g)
   Net investment income(d)                       4.37%(f)     3.98%(g)
Portfolio turnover rate                            446%         935%


(a)  The Portfolio changed its fiscal year end from June 30 to October 31.

(b) As required, effective July 1, 2001, the Portfolio has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premium on debt securities for financial statement reporting purposes only. The effect of this change for the year ended June 30, 2002 was to decrease net investment income per share by $.05, increase net realized and unrealized gain on investments per share by $.05 for Class A, B and C, respectively, and by $.06 for the Advisor Class, and decrease the ratio of net investment income to average net assets from 4.93% to 4.39% for Class A, from 4.24% to 3.70% for Class B, from 4.25% to 3.71% for Class C and from 5.24% to 4.69% for Advisor Class.

(c)  Based on average shares outstanding.

(d)  Net of fees waived and expenses reimbursed by the Adviser.

(e) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total investment return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(f)  The ratio includes expenses attributable to costs of proxy solicitation.

(g)  Annualized.

(h)  Net of fees and expenses waived by the Distributor.

(i)  Commencement of distribution.


48 o ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO


REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


To the Shareholders and Board of
Directors of AllianceBernstein Bond Fund, Inc. Intermediate Bond Portfolio

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Intermediate Bond Portfolio, formerly the Quality Bond Portfolio (the "Portfolio") one of the portfolios constituting the AllianceBernstein Bond Fund, Inc., as of October 31, 2006, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2006 by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Intermediate Bond Portfolio of the AllianceBernstein Bond Fund, Inc. at October 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein in conformity with U.S. generally accepted accounting principles.


/s/ Ernst & Young LLP

New York, New York
December 19, 2006


ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO o 49


TAX INFORMATION
(unaudited)

For foreign shareholders, the Portfolio designates 82.6% of its ordinary dividends as qualified interest income.


50 o ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO


BOARD OF DIRECTORS


William H. Foulk, Jr.(1), Chairman
Marc O. Mayer, President
Ruth Block(1)
David H. Dievler(1)
John H. Dobkin(1)
Michael J. Downey(1)
D. James Guzy(1)
Nancy P. Jacklin(1)
Marshall C. Turner(1)


OFFICERS(2)

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer Alison Martier, Vice President
Jeffrey S. Phlegar, Vice President
Shawn Keegan, Vice President
Joran Laird, Vice President
Greg Wilensky, Vice President
Emilie D. Wrapp, Secretary
Joseph J. Mantineo, Treasurer and Chief Financial Officer
Vincent S. Noto, Controller


Custodian

State Street Bank & Trust Company
One Lincoln Street
Boston, MA 02111


Principal Underwriter

AllianceBernstein Investments, Inc.
1345 Avenue of the Americas
New York, NY 10105


Transfer Agent

AllianceBernstein Investor Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-Free (800) 221-5672


Independent Registered Public Accounting Firm

Ernst & Young LLP
5 Times Square
New York, NY 10036


Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004


(1) Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee.

(2) The day-to-day management of and investment decisions for the Fund's portfolio are made by the U.S. Investment Grade: Core Fixed Income Investment Team. Mr. Greg Wilensky, Mr. Shawn Keegan, Mr. Joran Laird, Mr. Jeffrey S. Phlegar and Ms. Alison Martier are the investment professionals with the most significant responsibility for the day-to-day mangement of the Fund's portfolio.


ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO o 51


MANAGEMENT OF THE FUND


Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund's Directors is set forth below.

                                                                                       PORTFOLIOS
                                                                                        IN FUND           OTHER
  NAME, ADDRESS,                           PRINCIPAL                                    COMPLEX        DIRECTORSHIPS
      AGE                                OCCUPATION(S)                                 OVERSEEN BY       HELD BY
  (YEAR ELECTED*)                     DURING PAST 5 YEARS                               DIRECTOR         DIRECTOR
----------------------------------------------------------------------------------------------------------------------------
DISINTERESTED DIRECTORS
William H. Foulk, Jr., #           Investment adviser and an                              113              None
P.O. Box 5060                      independent consultant. He
Greenwich, CT 06831                was formerly Senior Manager
Chairman of the Board              of Barrett Associates, Inc., a
74                                 registered investment adviser,
(1998)                             with which he had been associ-
                                   ated since prior to 2001. He was
                                   formerly Deputy Comptroller and
                                   Chief Investment Officer of the
                                   State of New York and, prior
                                   thereto, Chief Investment Officer
                                   of the New York Bank for
                                   Savings.

Ruth Block, #, **                  Formerly an Executive Vice                             100              None
500 SE Mizner Blvd.                President and Chief Insurance
Boca Raton, FL 33432               Officer of The Equitable Life
76                                 Assurance Society of the United
(1987)                             States; Chairman and Chief
                                   Executive Officer of Evlico,
                                   (insurance) Director of Avon, BP
                                   (oil and gas), Ecolab Incorporated
                                   (specialty chemicals), Tandem
                                   Financial Group, and Donaldson,
                                   Lufkin & Jenrette Securities
                                   Corporation, former Governor
                                   at Large, National Association
                                   of Securities Dealers, Inc.

David H. Dievler, #                Independent Consultant. Until                          112              None
P.O. Box 167                       December 1994 he was Senior
Spring Lake, NJ 07762              Vice President of AllianceBernstein
77                                 Corporation ("AB Corp") (formerly
(1987)                             Alliance Capital Management
                                   Corporation) responsible for
                                   mutual fund administration. Prior
                                   to joining AB Corp in 1984, he was
                                   Chief Financial Officer of
                                   Eberstadt Asset Management
                                   since 1968. Prior to that, he was
                                   Senior Manager at Price
                                   Waterhouse & Co. Member of
                                   American Institute of Certified
                                   Public Accountants since 1953.


52 o ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO


                                                                                       PORTFOLIOS
                                                                                        IN FUND           OTHER
  NAME, ADDRESS,                           PRINCIPAL                                    COMPLEX        DIRECTORSHIPS
      AGE                                OCCUPATION(S)                                 OVERSEEN BY       HELD BY
  (YEAR ELECTED*)                     DURING PAST 5 YEARS                               DIRECTOR         DIRECTOR
----------------------------------------------------------------------------------------------------------------------------
DISINTERESTED DIRECTORS
(continued)

John H. Dobkin, #                  Consultant. Formerly President                         111              None
P.O. Box 12                        of Save Venice, Inc. (preservation
Annandale, NY 12504                organization) from 2001-2002,
64                                 Senior Advisor from June 1999
(1998)                             -June 2000 and President
                                   of Historic Hudson Valley
                                   (historic preservation) from
                                   December 1989-May 1999.
                                   Previously, Director of the
                                   National Academy of Design
                                   and during 1988-1992,
                                   Director and Chairman of the
                                   Audit Committee of AB Corp.
                                   (formerly Alliance Capital
                                   Management Corporation).

Michael J. Downey, #               Consultant since 2004. Formerly                        111            Asia Pacific
c/o AllianceBernstein L.P.         managing partner of Lexington                                         Fund, Inc.
1345 Avenue of the                 Capital, LLC (investment advisory                                     and The
Americas                           firm) from December 1997 until                                        Merger Fund
New York, NY 10105                 December 2003. Prior thereto,
Attn: Phillip L. Kirstein          Chairman and CEO of Prudential
62                                 Mutual Fund Management
(2005)                             from 1987 to 1993.

D. James Guzy, #                   Chairman of the Board of PLX                           111            Intel Corporation
P.O. Box 128                       Technology (semi-conductors)                                          (semi-conductors),
Glenbrook, NV 89413                and of SRC Computers, Inc.,                                           Cirrus Logic
70                                 with which he has been associated                                     Corporation
(2005)                             since prior to 2001. He is also                                       (semi-conductors),
                                   President of the Arbor Company                                        and the
                                   (private family investments).                                         Davis Selected
                                                                                                         Advisers Group
                                                                                                         of Mutual Funds.

Nancy P. Jacklin, #                Formerly U.S. Executive Director                       111              None
4046 Chancery Court,               of the International Monetary Fund
NW                                 (December 2002-May 2006); partner,
Washington, DC 20007               Clifford Chance (1992-2002); Senior
58                                 Counsel, International Banking and
(2006)                             Finance, and Associate General
                                   Counsel, Citicorp (1985-1992);
                                   Assistant General Counsel
                                   (International), Federal Reserve
                                   Board of Governors (1982-1985);
                                   and Attorney Advisor, U.S.
                                   Department of the Treasury
                                   (1973-1982). Member of the Bar
                                   of the District of Columbia and of
                                   New York; member of the Council
                                   on Foreign Relations.


ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO o 53


                                                                                       PORTFOLIOS
                                                                                        IN FUND           OTHER
  NAME, ADDRESS,                           PRINCIPAL                                    COMPLEX        DIRECTORSHIPS
      AGE                                OCCUPATION(S)                                 OVERSEEN BY       HELD BY
  (YEAR ELECTED*)                     DURING PAST 5 YEARS                               DIRECTOR         DIRECTOR
----------------------------------------------------------------------------------------------------------------------------
DISINTERESTED DIRECTORS
(continued)

Marshall C. Turner, #              Principal of Turner Venture                            111            The George
220 Montgomery Street              Associates (venture capital and                                       Lucas
Penthouse 10                       consulting) since prior to 2001.                                      Educational
San Francisco,                     From 2003 until May 31, 2006,                                         and National
CA 94104                           he was CEO of Toppan Photomasks,                                      Datacast, Inc.
65                                 Inc. (semi-conductor manufacturing
(2005)                             services) Austin, Texas.

INTERESTED DIRECTOR

Marc O. Mayer, +                   Executive Vice President of the                        111            SCB Partners,
1345 Avenue of the                 Adviser since 2001, and Executive                                     Inc. and
Americas                           Managing Director of AllianceBernstein                                SCB, Inc.
New York, NY 10105                 Investments, Inc. ("ABI") since 2003;
49                                 prior thereto, he was head of
(2003)                             AllianceBernstein Institutional
                                   Investments, a unit of the
                                   Adviser from 2001-2003. Prior
                                   thereto, Chief Executive Officer
                                   of Sanford C. Bernstein & Co.,
                                   LLC (institutional research and
                                   brokerage arm of Bernstein &
                                   Co. LLC) ("SCB & Co.") and its
                                   predecessor since prior to 2001.


*    There is no stated term of office for the Fund's Directors.

**   Ms. Block was an "interested person", as defined in the 1940 Act, from
July 22, 1992 until October 21, 2004 by reason of her ownership of securities of a control person of the Adviser. Ms. Block received shares of The Equitable Companies Incorporated ("Equitable") as part of the demutualization of The Equitable Life Assurance Society of the United States in 1992. Ms. Block's Equitable shares were subsequently converted through a corporate action into American Depositary Shares of AXA, which were sold for approximately $2,400 on October 21, 2004. Equitable and AXA are control persons of the Adviser.

#    Member of the Audit Committee, Governance and Nominating Committee, and
the Independent Directors Committee.

+    Mr. Mayer is an "interested person", as defined in the 1940 Act, due to his position as Executive Vice President of the Adviser.

54 o ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO


Officer Information

Certain information concerning the Fund's Officers is set forth below.

  NAME, ADDRESS*              PRINCIPAL POSITION(S)               PRINCIPAL OCCUPATION
    AND AGE                     HELD WITH FUND                    DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------
Marc O. Mayer                 President and Chief           See biography above.
49                            Executive Officer

Philip L. Kirstein            Senior Vice President         Senior Vice President and
61                            and Independent               Independent Compliance Officer of the
                              Compliance Officer            AllianceBernstein Funds, with which he
                                                            has been associated since October 2004.
                                                            Prior thereto, he was Of Counsel to
                                                            Kirkpatrick & Lockhart, LLP from
                                                            October 2003 to October 2004, and
                                                            General Counsel of Merrill Lynch
                                                            Investment Managers, L.P. since prior
                                                            to 2001 until March 2003.

Shawn Keegan                  Vice President                Vice President of the Adviser**, with
35                                                          which he has been associated since
                                                            prior to 2001.

Joran Laird                   Vice President                Vice President of the Adviser**, with
31                                                          which he has been associated since
                                                            prior to 2001.

Alison Martier                Vice President                Senior Vice President of the Adviser**,
49                                                          with which she has been associated since
                                                            prior to 2001.

Jeffrey S. Phlegar            Vice President                Executive Vice President of the
40                                                          Adviser**, with which he has been
                                                            associated since prior to 2001.

Greg Wilensky                 Vice President                Vice President of the Adviser**, with
39                                                          which he has been associated since
                                                            prior to 2001, and Director of Stable
                                                            Value Investments.

Emilie D. Wrapp               Secretary                     Senior Vice President, Assistant
51                                                          General Counsel and Assistant
                                                            Secretary of AllianceBernstein
                                                            Investments, Inc.**, with which she has
                                                            been associated since prior to 2001.

Joseph J. Mantineo            Treasurer and Chief           Senior Vice President of ABIS**, with
47                            Financial Officer             which he has been associated since
                                                            prior to 2001.

Vincent S. Noto               Controller                    Vice President of ABIS**, with which
42                                                          he has been associated since prior to
                                                            2001.


* The address for each of the Fund's officers is 1345 Avenue of the Americas, New York, NY 10105.

**   The Adviser, AllianceBernstein Investments, Inc., ABIS and SCB & Co. are
affiliates of the Fund.

     The Fund's Statement of Additional Information ("SAI") has additional information about the Fund's Directors and Officers and is available without charge upon request. Contact your financial representative or AllianceBernstein at 1-800-227-4618 for a free prospectus or SAI.


ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO o 55


Information Regarding the Review and Approval of the Fund's Investment Advisory Contract

In this disclosure, the term "Fund" refers to AllianceBernstein Bond Fund, Inc., and the term "Portfolio" refers to Intermediate Bond Portfolio.

The Fund's disinterested directors (the "directors") unanimously approved the continuance of the Investment Advisory Contract (the "Advisory Agreement") between the Fund and the Adviser in respect of the Portfolio at a meeting held on June 14, 2006.

In preparation for the meeting, the directors had requested from the Adviser and received and evaluated extensive materials, including performance and expense information for other investment companies with similar investment objectives as the Fund derived from data compiled by Lipper Inc. ("Lipper"), which is not affiliated with the Adviser. The directors also reviewed an independent evaluation from the Fund's Senior Officer (who is also the Fund's Independent Compliance Officer) of the reasonableness of the advisory fees in the Advisory Agreement in respect of the Portfolio (as contemplated by the September 2004 Assurance of Discontinuance between the Adviser and the New York Attorney General) wherein the Senior Officer concluded that such fees were reasonable. In addition, the directors received a presentation from the Adviser and had an opportunity to ask representatives of the Adviser various questions relevant to the proposed approval. The directors noted that the Senior Officer's evaluation considered the following factors: management fees charged to institutional and other clients of the Adviser for like services; management fees charged by other mutual fund companies for like services; cost to the Adviser and its affiliates of supplying services pursuant to the management fee agreement, excluding any intra-corporate profit; profit margins of the Adviser and its affiliates from supplying such services; possible economies of scale as the Portfolio grows larger; and nature and quality of the Adviser's services including the performance of the Portfolio.

Prior to voting, the directors reviewed the proposed continuance of the Advisory Agreement in respect of the Portfolio with management and with experienced counsel who are independent of the Adviser and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed continuance. The directors also discussed the proposed continuance in two private sessions at which only the directors, their independent counsel and the Fund's Independent Compliance Officer were present. In reaching their determinations relating to continuance of the Advisory Agreement in respect of the Portfolio, the directors considered all factors they believed relevant, including the following:

      1. information comparing the performance of the Portfolio to other investment companies with similar investment objectives and to an index;


56 o ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO


      2. the nature, extent and quality of investment, compliance, administrative and other services rendered by the Adviser;

      3. payments received by the Adviser from all sources in respect of the Portfolio and all investment companies in the AllianceBernstein Funds complex;

      4. the costs borne by, and profitability of, the Adviser and its affiliates in providing services to the Portfolio and to all investment companies in the AllianceBernstein Funds complex;

      5. comparative fee and expense data for the Portfolio and other investment companies with similar investment objectives;

      6. the extent to which economies of scale would be realized to the extent the Portfolio grows and whether fee levels reflect any economies of scale for the benefit of investors;

      7. the Adviser's policies and practices regarding allocation of portfolio transactions of the Portfolio;

      8. information about "revenue sharing" arrangements that the Adviser has entered into in respect of the Portfolio;

      9. portfolio turnover rates for the Portfolio compared to other investment companies with similar investment objectives;

     10. fall-out benefits that the Adviser and its affiliates receive from their relationships with the Portfolio;

     11. information about fees charged by the Adviser to other clients with a substantially similar style as the Fund;

     12. the Senior Officer's evaluation of the reasonableness of the fee payable to the Adviser in the Advisory Agreement;

     13. the professional experience and qualifications of the Portfolio's portfolio management team and other senior personnel of the Adviser; and

     14.    the terms of the Advisory Agreement.

The directors also considered their knowledge of the nature and quality of the services provided by the Adviser to the Portfolio gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser's integrity and competence


ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO o 57


they have gained from that experience and the Adviser's responsiveness to concerns raised by them in the past, including the Adviser's willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds.

In their deliberations, the directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors.

The directors determined that the overall arrangements between the Portfolio and the Adviser, as provided in the Advisory Agreement, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the directors reaching their determinations to approve the continuance of the Advisory Agreement in respect of the Portfolio (including their determinations that the Adviser should continue to be the investment adviser for the Portfolio, and that the fees payable to the Adviser pursuant to the Advisory Agreement are appropriate) were separately discussed by the directors.


Nature, Extent and Quality of Services Provided by the Adviser

The directors noted that, under the Advisory Agreement, the Adviser, subject to the oversight of the directors, administers the Portfolio's business and other affairs. The Adviser manages the investment of the assets of the Portfolio, including making purchases and sales of portfolio securities consistent with the Portfolio's investment objective and policies. Under the Advisory Agreement, the Adviser also provides the Portfolio with such office space, administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Portfolio) and executive and other personnel as are necessary for the Portfolio's operations. The Adviser pays all of the compensation of directors of the Fund who are affiliated persons of the Adviser and of the officers of the Portfolio.

The directors also considered that the Advisory Agreement provides that the Portfolio will reimburse the Adviser for the cost of certain clerical, accounting, administrative and other services provided at the Portfolio's request by employees of the Adviser or its affiliates. Requests for these "at no more than cost" reimbursements are approved by the directors on a quarterly basis and (to the extent requested and paid) result in a higher rate of total compensation from the Portfolio to the Adviser than the fee rates stated in the Portfolio's Advisory Agreement. The directors noted that the Adviser had waived reimbursement payments in recent periods from the Portfolio in light of the expense caps currently in effect for the Portfolio.


58 o ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO


The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement and noted that the scope of services provided by advisers of funds had expanded over time as a result of regulatory and other developments. The directors noted, for example, that the Adviser is responsible for maintaining and monitoring its own and, to varying degrees, the Portfolio's compliance programs, and that these compliance programs have recently been refined and enhanced in light of new regulatory requirements. The directors considered the quality of the in-house investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Portfolio. The quality of administrative and other services, including the Adviser's role in coordinating the activities of the Portfolio's other service providers, also were considered. The directors also considered the Adviser's response to recent regulatory compliance issues affecting a number of the investment companies in the AllianceBernstein Funds complex. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Portfolio under the Advisory Agreement.


Costs of Services Provided and Profitability to the Adviser

The directors reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Portfolio to the Adviser for calendar years 2004 and 2005 that had been prepared with an updated expense allocation methodology. The directors noted that the updated methodology differed in various respects from the methodology used in prior years. The directors reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data, and noted the Adviser's representation to them that it believed that the methods of allocation used in preparing the profitability information were reasonable and appropriate and that the Adviser had previously discussed with the directors that there is no generally accepted allocation methodology for information of this type.

The directors recognized that it is difficult to make comparisons of profitability from fund advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser's capital structure and cost of capital. In considering profitability information, the directors considered the effect of fall-out benefits on the Adviser's expenses, as well as the "revenue sharing" arrangements the Adviser has entered into with certain entities that distribute shares of the Portfolio. The directors focused on the profitability of the Adviser's relationship with the Portfolio before taxes and distribution expenses. The directors recognized that the Adviser should generally be entitled to earn a reasonable level of profits for the services it provides to the Portfolio and, based on their review, concluded that they were satisfied that the Adviser's level of profitability from its relationship with the Portfolio was not excessive.


ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO o 59


Fall-Out Benefits

The directors considered that the Adviser benefits from soft dollar arrangements whereby it receives brokerage and research services from many of the brokers and dealers that execute purchases and sales of securities on behalf of its clients on an agency basis. The directors noted that since the Portfolio does not engage in brokerage transactions, the Adviser does not receive soft dollar benefits in respect of portfolio transactions of the Portfolio.

The directors also considered that the Distributor, which is a wholly-owned subsidiary of the Adviser, receives 12b-1 fees from the Portfolio in respect of classes of shares of the Portfolio that are subject to the Fund's 12b-1 plan and retains a portion of such 12b-1 fees, and receives all or a portion of the sales charges on sales or redemptions of certain classes of shares. The directors also noted that certain affiliates of the Adviser distribute shares of the Portfolio and receive compensation in that connection and that a subsidiary of the Adviser provides transfer agency services to the Portfolio and receives compensation from the Portfolio for such services.

The directors recognized that the Adviser's profitability would be somewhat lower if the Adviser's affiliates did not receive the benefits described above. The directors also believe that the Adviser derives reputational and other benefits from its association with the Portfolio.


Investment Results

In addition to the information reviewed by the directors in connection with the meeting, the directors receive detailed comparative performance information for the Portfolio at each regular Board meeting during the year. At the meeting, the directors reviewed information provided by the Fund's Senior Officer based on information obtained from a Lipper database showing performance for Class A shares of the Portfolio as compared to a group of 10 funds in its Lipper category selected by Lipper (the "Performance Group") and as compared to a universe of 69 to 45 funds (depending on the year) in its Lipper category selected by Lipper (the "Performance Universe") for periods ended April 30, 2006 over the 1-, 3- and 5-year periods. The directors also reviewed information prepared by the Adviser showing performance of the Class A Shares of the Portfolio as compared to the Lehman Brothers Aggregate Bond Index (the "Index") for periods ended April 30, 2006 over the 1-, 3-, 5-year and since inception periods (July 1999 inception). The directors noted that in the Performance Group comparison the Portfolio was in the 4th quintile in the 1-year period and 5th quintile in the 3- and 5-year periods, and in the Performance Universe comparison the Portfolio was in the 2nd quintile in the 1-year period and 4th quintile in the 3- and 5-year periods. The comparative information showed that the Portfolio underperformed the Index in all periods reviewed. Based on their review and their discussion of the reasons for the Portfolio's underperformance with the Adviser, and steps that had been taken by the Adviser in an effort to address such underper-


60 o ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO


formance, the directors retained confidence in the Adviser's ability to continue to advise the Portfolio and concluded that the Portfolio's investment performance was understandable. The directors informed the Adviser that they planned to closely monitor the Portfolio's performance.


Advisory Fees and Other Expenses

The directors considered information provided by the Fund's Senior Officer based on information obtained from a Lipper database showing the actual advisory fee rate paid by the Portfolio to the Adviser and the fee rates paid by the other funds in the same Lipper category as the Portfolio. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The directors also considered the fees the Adviser charges other clients with a substantially similar investment style as the Portfolio. For this purpose, they reviewed information in the Adviser's Form ADV and a chart prepared by the Adviser disclosing the institutional fee schedule for institutional products managed by it that have a substantially similar investment style as the Portfolio. They had previously received an oral presentation from the Adviser that supplemented such information. The directors noted that the institutional fee schedule for clients with a substantially similar investment style as the Portfolio had breakpoints at much lower asset levels than those in the fee schedule applicable to the Portfolio and that the application of such fee schedule to the level of assets of the Portfolio would result in a fee rate that would be significantly lower than that in the Portfolio's Advisory Agreement. The directors noted that the Adviser may, in some cases, negotiate fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such negotiated arrangements. The directors also reviewed information that indicated that the Adviser sub-advises another registered investment company with similar investment strategies as the Portfolio at a lower fee rate than the Portfolio.

The Adviser reviewed with the directors the significant differences in the scope of services it provides to institutional clients and sub-advised funds and to the Portfolio. For example, the Advisory Agreement requires the Adviser to provide, in addition to investment advice, office facilities and officers (including officers to provide required certifications). The Adviser also coordinates the provision of services to the Portfolio by non-affiliated service providers and is responsible for the compensation of the Fund's Independent Compliance Officer and certain related expenses. The provision of these non-advisory services involves costs and exposure to liability. The Adviser explained that many of these services normally are not provided to non-investment company clients or to investment company clients when the Adviser acts in a pure sub-advisory capacity, and that fees charged to the Portfolio reflect the costs and risks of the additional obligations. The Adviser also noted that since the Portfolio is constantly issuing and


ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO o 61


redeeming its shares, it is more difficult to manage than an institutional account, where the assets are relatively stable. In light of these facts, the directors did not place significant weight on these fee comparisons.

The directors also considered the total expense ratio of the Class A shares of the Portfolio in comparison to the fees and expenses of funds within two comparison groups created by Lipper: an Expense Group and an Expense Universe. Lipper described an Expense Group as a representative sample of comparable funds and an Expense Universe as a broader group, consisting of all funds in the investment classification/objective with a similar load type as the Portfolio. The Class A expense ratio of the Portfolio was based on the Portfolio's latest fiscal year expense ratio. The directors recognized that the expense ratio information for the Portfolio potentially reflected on the Adviser's provision of services, as the Adviser is responsible for coordinating services provided to the Portfolio by others. The directors noted that it was likely that the expense ratios of some funds in the Portfolio's Lipper category also were lowered by waivers or reimbursements by those funds' investment advisers, which in some cases were voluntary and perhaps temporary.

The directors noted that the Portfolio's actual advisory fee rate of 45 basis points was significantly lower than the Expense Group median. The directors noted that in the Portfolio's latest fiscal year the administrative expense reimbursement by the Portfolio pursuant to the Advisory Agreement of two basis points had been waived by the Adviser. The directors further noted that the Portfolio's total expense ratio, which benefits from a cap implemented by the Adviser, was slightly lower than the Expense Group median, and somewhat higher than the Expense Universe median. The directors noted that the Adviser had recently reviewed with them steps being taken that are intended to reduce expenses of the AllianceBernstein Funds. The directors concluded that the Fund's expense ratio was acceptable.


Economies of Scale

The directors noted that the advisory fee schedule for the Portfolio contains breakpoints so that, if assets were to increase over the breakpoint levels, the fee rates would be reduced on the incremental assets. The directors also considered a presentation by an independent consultant discussing economies of scale issues in the mutual fund industry. The directors believe that economies of scale are realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no uniform methodology for establishing breakpoints that give effect to fund-specific services provided by the Adviser and to the economies of scale that the Adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect the Portfolio's operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Portfolio, there is no uniformity or pattern in the fees and asset levels at which


62 o ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO


breakpoints (if any) apply. Depending on the age and size of a particular fund and its adviser's cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different advisers have different cost structures and service models, it is difficult to draw meaningful conclusions from the comparison of a fund's advisory fee breakpoints with those of comparable funds. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Portfolio's breakpoint arrangements would result in a sharing of economies of scale in the event of a very significant increase in the Portfolio's net assets.


ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO o 63


THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER'S EVALUATION OF INVESTMENT ADVISORY AGREEMENT(1)

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the "Adviser") and AllianceBernstein Bond Fund, Inc. (the "Fund") in respect of AllianceBernstein Intermediate Bond Portfolio (the "Portfolio").(2) The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by an August 2004 agreement between the Adviser and the New York State Attorney General (the "NYAG"). The Senior Officer's evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the "40 Act") and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolio which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer's evaluation considered the following factors:

      1. Advisory fees charged to institutional and other clients of the Adviser for like services;

      2. Advisory fees charged by other mutual fund companies for like services;

      3. Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

      4. Profit margins of the Adviser and its affiliates from supplying such services;

      5.    Possible economies of scale as the Portfolio grows larger; and

      6. Nature and quality of the Adviser's services including the performance of the Portfolio.


PORTFOLIO ADVISORY FEES, EXPENSE CAPS, REIMBURSEMENTS & RATIOS

The Adviser proposed that the Portfolio pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in


(1) It should be noted that the information in the fee summary was completed on October 23, 2006 and presented to the Board of Directors on October 31-November 2, 2006.

(2) Future references to the Portfolio do not include "AllianceBernstein." References in the fee summary pertaining to performance and expense ratios refer to the Class A shares of the Portfolio.


64 o ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO


connection with the Adviser's settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.(3)

            Net Assets
             09/30/06
Category     (million)           Advisory Fee                   Portfolio
-------------------------------------------------------------------------------
Low Risk      $126.5        45 bp on 1st $2.5 billion       Intermediate Bond
Income                      40 bp on next $2.5 billion          Portfolio
                            35 bp on the balance

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Portfolio. During the Portfolio's most recently completed fiscal year, the Adviser waived $89,000 (0.02% of the Portfolio's average daily net assets) that it would have received for such services.

The Adviser agreed to waive that portion of its advisory fees and/or reimburse the Portfolio for that portion of the Portfolio's total operating expenses to the degree necessary to limit the Portfolio's expense ratios to the amounts set forth below for the Portfolio's current fiscal year. The waiver is terminable by the Adviser at the end of the Portfolio's fiscal year upon at least 60 days written notice. In addition, set forth below are the Portfolio's gross expense ratios as of the Portfolio's most recent semi-annual period:

                      Expense Cap Pursuant to     Gross
                        Expense Limitation       Expense         Fiscal
Portfolio                  Undertaking           Ratio(4)       Year End
----------------------------------------------------------------------------
Intermediate Bond        Advisor    0.68%         1.31%        October 31
Portfolio                Class A    0.98%         1.61%
                         Class B    1.68%         2.35%
                         Class C    1.68%         2.34%
                         Class R    1.18%         1.70%
                         Class K    0.93%         1.36%
                         Class I    0.68%         1.12%


(3) Most of the AllianceBernstein Mutual Funds, which the Adviser manages, were affected by the Adviser's settlement with the NYAG.

(4)  Annualized.


ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO o 65


I. ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolio that are not provided to non-investment company clients include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes-Oxley Act of 2002, and coordinating with and monitoring the Portfolio's third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolio are more costly than those for institutional assets due to the greater complexities and time required for investment companies.(5) Also, retail mutual funds managed by the Adviser are widely held. Servicing the Portfolio's investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. In addition, managing the cash flow of an investment company may be more difficult than that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly if the Portfolio is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser's view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, it is worth considering information regarding the advisory fees charged to institutional accounts with a substantially similar investment style as the Portfolio.(6) In addition to the AllianceBernstein Institutional fee schedule, set forth below is what would have been the effective advisory fee of the Portfolio


(5) It should be noted that a portion of the Adviser's expenses for certain accounting, administrative, legal and compliance are reimbursed by the Portfolio to the Adviser, although during the most recently completed fiscal year, the Adviser waived the reimbursement amount in its entirety.

(6) The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule, although it should be noted that there were no such institutional accounts that are similar in investment style as the Portfolio, which opened in the last three years. Discounts that are negotiated vary based upon each client relationship.


66 o ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO


had the AllianceBernstein Institutional fee schedule been applicable to the Portfolio versus the Portfolio's advisory fees based on September 30, 2006 net assets.

                     Net Assets    AllianceBernstein ("AB")        Effective     Portfolio
                      09/30/06     Institutional ("Inst.")          AB Inst.      Advisory
Portfolio              ($MIL)           Fee Schedule                Adv. Fee        Fee
-------------------------------------------------------------------------------------------
Intermediate Bond      $126.5      U.S. Core Schedule                0.263%        0.450%
Portfolio                          40 bp on 1st $20 million
                                   25 bp on next $80 million
                                   20 bp on next $100 million
                                   15 bp on the balance
                                   Minimum Account Size: $20 m

The Adviser manages Sanford C. Bernstein Fund, Inc. ("SCB Fund"), an open-end management investment company. The Intermediate Duration Portfolio of SCB Fund, has a similar investment style as the Portfolio. The following table shows the fee schedule of the Intermediate Duration Portfolio:

Portfolio                  SCB Fund Portfolio              Fee Schedule
-------------------------------------------------------------------------------
Intermediate Bond    Intermediate Duration Portfolio   50 bp on 1st $1 billion
Portfolio                                              45 bp on next $2 billion
                                                       40 bp on next $2 billion
                                                       35 bp thereafter

The Adviser provides sub-advisory investment services to certain other investment companies managed by other fund families. The Adviser charges the following fees for the following sub-advisory relationship:

Portfolio                Sub-advised Fund               Fee Schedule
-------------------------------------------------------------------------------
Intermediate Bond        Client No. 1(7)          0.30% on first $500 million
Portfolio                                         0.25% on first $500 million
                                                  0.20% on first $500 million
                                                  0.15% on next $1.5 billion
                                                  0.12% thereafter

It is fair to note that the services the Adviser provides pursuant to sub-advisory agreements are generally confined to the services related to the investment process; in other words, they are not as comprehensive as the services provided to the Portfolio by the Adviser. In addition, to the extent that the sub-advisory relationship are with affiliates of the Adviser, the fee schedule may not reflect arms-length bargaining or negotiations.


(7)  The client is an affiliate of the Adviser.


ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO o 67


II. MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. ("Lipper"), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolio with fees charged to other investment companies for similar services by other investment advisers. Lipper's analysis included the Portfolio's ranking with respect to the proposed advisory fee relative to the median of the Portfolio's Lipper Expense Group ("EG") at the approximate current asset level of the Portfolio.(8)

Lipper describes an EG as a representative sample of comparable funds. Lipper's standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, and expense components and attributes.(9) An EG will typically consist of seven to twenty funds.

                       Contractual           Lipper
                       Management         Expense Group
Portfolio                Fee(10)             Median              Rank
-------------------------------------------------------------------------------
Intermediate Bond
Portfolio                0.450               0.625               2/13

Lipper also compared the Fund's most recently completed fiscal year total expense ratio to the medians of the Fund's EG and Lipper Expense Universe ("EU"). The EU is as a broader group compared to the EG, consisting of all funds that have the same investment classification/objective and load type as the subject Fund.(11)


(8) The contractual management fee is calculated by Lipper using the Portfolio's contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper's total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of "1" means that the Portfolio has the lowest effective fee rate in the Lipper peer group.

(9) Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratio than comparable sized funds that have relatively large average account sizes. Note that there are limitations on Lipper expense category data because different funds categorize expense differently.

(10) The contractual management fee would not reflect any expense reimbursements made by the Portfolio to the Adviser for certain clerical, legal, accounting, administrative, and other services. As previously noted, the Adviser waived such expense reimbursement. In addition, the contractual management fee does not reflect any advisory fee waivers or expense reimbursements for the expense caps that effectively reduce the actual management fee.

(11) Except for asset (size) comparability, Lipper uses the same criteria for selecting a Lipper Expense Group when selecting a Lipper Expense Universe. Unlike the Lipper Expense Group, the Lipper Expense Universe allows for the same adviser to be represented by more than just one fund.


68 o ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO


                                    Lipper                Lipper
                        Expense    Expense               Expense
                         Ratio      Group                Universe
Portfolio               (%)(12)   Median (%)     Rank    Median (%)     Rank
-------------------------------------------------------------------------------
Intermediate Bond
Portfolio                0.980     0.995         6/13      0.980        47/67

Based on this analysis, the Portfolio has a more favorable ranking on a management fee basis than it does on a total expense ratio basis.


III. COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

A consultant was retained by the Senior Officer to work with the Adviser's personnel to align the Adviser's two profitability reporting systems. The alignment, which now has been completed, allows the Adviser's management and the Directors to receive consistent presentations of the financial results and profitability although the two profitability reporting systems operate independently. See Section IV for additional discussion.


IV. PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH
SERVICES.

The profitability information for the Portfolio prepared by the Adviser for the Board of Directors was reviewed by the Senior Officer and the consultant. The Adviser's profitability from providing investment advisory services to the Portfolio decreased during calendar year 2005 relative to 2004.

In addition to the Adviser's direct profits from managing the Portfolio, certain of the Adviser's affiliates have business relationships with the Portfolio and may earn a profit from providing other services to the Portfolio. The courts have referred to this type of business opportunity as "fall-out benefits" to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolio and the Adviser. Neither case law nor common business practice precludes the Adviser's affiliates from earning a reasonable profit on this type of relationship provided the affiliates' charges and services are competitive. These affiliates provide transfer agent and distribution related services to the Portfolio and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads and contingent deferred sales charges ("CDSC").

AllianceBernstein Investments, Inc. ("ABI"), an affiliate of the Adviser, is the Portfolio's principal underwriter. ABI and the Adviser have disclosed in the Portfolio's prospectus that they may make revenue sharing payments from their own resources, in addition to resources derived from sales loads and Rule 12b-1


(12) Most recently completed fiscal year Class A share total expense ratio.


ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO o 69


fees, to firms that sell shares of the Portfolio. In 2005, ABI paid approximately 0.042% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $18.0 million for distribution services and educational support (revenue sharing payments). For 2006, it is anticipated, ABI will pay approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $17.5 million.(13) During the Portfolio's most recently completed fiscal year, ABI received from the Portfolio $3,906, $903,258 and $70,577 in front-end sales charges, Rule 12b-1 and CDSC fees, respectively.

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. ("ABIS"), the affiliated transfer agent for the Portfolio, are charged on a per account basis, based on the level of service provided and the class of share held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. ABIS' after-tax profitability increased in 2005 in comparison to 2004. During the Portfolio's most recently completed fiscal year, ABIS received $908,572 in fees from the Portfolio.(14)


V. POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that the breakpoints in the fee schedule being proposed reflect a sharing of economies of scale to the extent they exist. Based on some of the professional literature that has considered economies of scale in the mutual fund industry it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms have made such investments in their business to provide improved services, there may be a sharing of economies of scale without a reduction in advisory fees.

An independent consultant, retained by the Senior Officer, made a presentation to the Board of Directors regarding possible economies of scale or scope in the mutual fund industry. Based on the presentation, it was evident that fund management companies benefit from economies of scale. However, due to lack of


(13) ABI currently inserts the "Advance" in quarterly account statements and pays the incremental costs associated with the mailing. The incremental cost is less than what an "independent mailing" would cost.

(14) The fees disclosed are net of any expense offsets with ABIS. An expense offset is created by the interest earned on the positive cash balance that occur within the transfer agent account as there is a one day lag with regards to money movement from the shareholder's account to the transfer agent's account and then the transfer agent's account to the Portfolio's account. During the Portfolio's most recently completed fiscal year, the fees paid by the Portfolio to ABIS were reduced by $3,770 under the offset agreement between the Portfolio and ABIS.


70 o ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO


cost data, economists, who have written on this subject, had to infer facts about the costs from the behavior of fund expenses; there was a lack of consensus among economists as to whether economies of scale were being passed on to the shareholders. In the meantime, it is clear that to the extent a fund's assets were to exceed the initial breakpoint its shareholders benefit from a lower fee rate.


VI. NATURE AND QUALITY OF THE ADVISER'S SERVICES INCLUDING THE PERFORMANCE OF THE PORTFOLIO.

With assets under management of approximately $659 billion as of September 30, 2006, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolio.

The information below shows the 1, 3, and 5 year performance returns and rankings of the Portfolio(15) relative to the Portfolio's Lipper Performance Group ("PG") and Lipper Performance Universe ("PU")(16) for the periods ended June 30, 2006.(17)

Intermediate        Portfolio
Bond Portfolio       Return       PG Median    PU Median    PG Rank    PU Rank
-------------------------------------------------------------------------------
   1 year             -0.98         -1.25        -0.98        5/13      43/82
   3 year              1.51          1.64         1.78        8/12      46/69
   5 year              4.07          4.29         4.39        7/11      34/52

Set forth below are the 1, 3, and 5 year and since inception performance returns of the Portfolio (in bold) versus its benchmark:(18)

                                              Periods Ending June 30, 2006
                                                 Annualized Performance
-------------------------------------------------------------------------------
                                          1        3        5         Since
Portfolios                               Year     Year     Year     Inception
-------------------------------------------------------------------------------
Intermediate Bond Portfolio             -0.98     1.51     4.07        4.95
Lehman Brothers Aggregate Bond Index    -0.81     2.05     4.97        5.92


(15) The performance returns and rankings are for the Class A shares of the Portfolio. It should be noted that the performance returns of the Portfolio that is shown was provided by the Adviser. Lipper maintains its own database that includes the Portfolio's performance returns. However, differences in the distribution price (ex-date versus payable date) and rounding differences may cause the Adviser's own performance returns of the Portfolio to be one or two basis points different from Lipper. To maintain consistency in this evaluation, the performance returns of the Portfolio, as reported by the Adviser, are provided instead of Lipper.

(16) The Portfolio's PG is identical to the Portfolio's EG. The Portfolio's PU is not identical to the Portfolio's EU. Outliers and funds with negative management fees are excluded from EUs, but not necessarily from PUs.

(17) Note that the current Lipper investment classification/objective dictates the PG and PU throughout the life of the Portfolio even if a Portfolio may have had a different investment classification/objective at different points in time.

(18) The Adviser provided Portfolio and benchmark performance return information for periods through June 30, 2006.


ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO o 71


CONCLUSION:

Based on the factors discussed above the Senior Officer's conclusion is that the proposed advisory fee for the Portfolio is reasonable and within the range of what would have been negotiated at arms-length in light of all the surrounding circumstances. This conclusion in respect of the Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: December 1, 2006

72 o ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO


THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS


--------------------------------------------------
Wealth Strategies Funds
--------------------------------------------------
Balanced Wealth Strategy
Wealth Appreciation Strategy
Wealth Preservation Strategy
Tax-Managed Balanced Wealth Strategy
Tax-Managed Wealth Appreciation Strategy
Tax-Managed Wealth Preservation Strategy

--------------------------------------------------
Blended Style Funds
--------------------------------------------------
U.S. Large Cap Portfolio
International Portfolio
Tax-Managed International Portfolio

--------------------------------------------------
Growth Funds
--------------------------------------------------
Domestic

Growth Fund
Mid-Cap Growth Fund
Large Cap Growth Fund
Small Cap Growth Portfolio

Global & International

Global Health Care Fund
Global Research Growth Fund
Global Technology Fund
Greater China '97 Fund
International Growth Fund
International Research Growth Fund

--------------------------------------------------
Value Funds
--------------------------------------------------
Domestic

Balanced Shares
Focused Growth & Income Fund
Growth & Income Fund
Real Estate Investment Fund
Small/Mid-Cap Value Fund
Utility Income Fund
Value Fund

Global & International

Global Value Fund
International Value Fund

--------------------------------------------------
Taxable Bond Funds
--------------------------------------------------
Global Government Income Trust*
Corporate Bond Portfolio
Emerging Market Debt Fund
Global Strategic Income Trust
High Yield Fund
Intermediate Bond Portfolio*
Short Duration Portfolio
U.S. Government Portfolio

--------------------------------------------------
Municipal Bond Funds
--------------------------------------------------
National               Michigan
Insured National       Minnesota
Arizona                New Jersey
California             New York
Insured California     Ohio
Florida                Pennsylvania
Massachusetts          Virginia

--------------------------------------------------
Intermediate Municipal Bond Funds
--------------------------------------------------

Intermediate California
Intermediate Diversified
Intermediate New York

--------------------------------------------------
Closed-End Funds
--------------------------------------------------
All-Market Advantage Fund
ACM Income Fund
ACM Government Opportunity Fund
ACM Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
California Municipal Income Fund
National Municipal Income Fund
New York Municipal Income Fund
The Spain Fund
World Dollar Government Fund
World Dollar Government Fund II

--------------------------------------------------
Retirement Strategies Funds
--------------------------------------------------
2000 Retirement Strategy
2005 Retirement Strategy
2010 Retirement Strategy
2015 Retirement Strategy
2020 Retirement Strategy
2025 Retirement Strategy
2030 Retirement Strategy
2035 Retirement Strategy
2040 Retirement Strategy
2045 Retirement Strategy


We also offer Exchange Reserves,** which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

For more complete information on any AllianceBernstein mutual fund, including investment objectives and policies, sales charges, expenses, risks and other matters of importance to prospective investors, visit our website at www.alliancebernstein.com or call us at 800.227.4618 for a current prospectus. You should read the prospectus carefully before you invest.

* Prior to February 1, 2006, Global Government Income Trust was named Americas Government Income Trust and Intermediate Bond Portfolio was named Quality Bond Portfolio.

**   An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.


ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO o 73


ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO
1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672


     [LOGO]
ALLIANCEBERNSTEIN
   INVESTMENTS


IB-0152-1006


ITEM 2.  CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant's code of ethics is filed herewith as
Exhibit 12(a)(1).

(b) During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's Board of Directors has determined that independent directors David H. Dievler and William H. Foulk, Jr. qualify as audit committee financial experts.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) - (c) The following table sets forth the aggregate fees billed by the independent registered public accounting firm Ernst & Young LLP, for the Fund's last two fiscal years for professional services rendered for: (i) the audit of the Fund's annual financial statements included in the Fund's annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund's financial statements and are not reported under (i), which include advice and education related to accounting and auditing issues and quarterly press release review (for those Funds which issue press releases), and preferred stock maintenance testing (for those Funds that issue preferred stock); and (iii) tax compliance, tax advice and tax return preparation.


                                                   Audit-Related
                                      Audit Fees        Fees         Tax Fees
                                      ----------    -------------    --------
AllianceBernstein Quality     2005      $45,000         $3,872         $9,139
Bond Portfolio                2006      $50,000         $5,406        $12,225


(d) Not applicable.

(e) (1) Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund's Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund's independent registered public accounting firm. The Fund's Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2) All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in the table under Item 4 (a) - (c) are for services pre-approved by the Fund's Audit Committee.

(f) Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund's Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund, which include preparing an annual internal control report pursuant to Statement on Auditing Standards No. 70 ("Service Affiliates"):

                                                                   Total Amount of
                                                                  Foregoing Column
                                                                 Pre-approved by the
                                           All Fees for            Audit Committee
                                        Non-Audit Services      (Portion Comprised of
                                         Provided to the         Audit Related Fees)
                                      Portfolio, the Adviser    (Portion Comprised of
                                      and Service Affiliates          Tax Fees)
                                      ----------------------    ---------------------
AllianceBernstein Quality     2005            $892,007              [ $180,714 ]
Bond Portfolio                                                      ( $171,575 )
                                                                    (   $9,139 )
                              2006          $1,027,519               ($149,146)
                                                                     ($136,921)
                                                                      ($12,225)


(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund's independent registered public accounting firm to the Adviser and Service Affiliates is compatible with maintaining the auditor's independence.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6.  SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8.   PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund's Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11.  CONTROLS AND PROCEDURES.

(a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3 (c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant's internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12.  EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.        DESCRIPTION OF EXHIBIT
-----------        ----------------------
12 (a) (1)         Code of Ethics that is subject to the disclosure of Item 2 hereof

12 (b) (1)         Certification of Principal Executive Officer Pursuant to
                   Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)         Certification of Principal Financial Officer Pursuant to
                   Section 302 of the Sarbanes-Oxley Act of 2002

12 (c) Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant):  AllianceBernstein Bond Fund, Inc.

By:   /s/ Marc O. Mayer
      ------------------
      Marc O. Mayer
      President

Date:     December 29, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:  /s/ Marc O. Mayer
      ------------------
      Marc O. Mayer
      President

By:   /s/ Joseph J. Mantineo
      -----------------------
      Joseph J. Mantineo
      Treasurer and Chief Financial Officer

Date:    December 29, 2006